As filed with the Securities and Exchange Commission on June 21, 1999


     SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549


     Form N-1A


     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
     Centurion Counsel Funds, Inc,
     (File No. 2-73955):  Post-Effective Amendment

     and/or

     REGISTRATION STATEMENT UNDER THE
     INVESTMENT COMPANY ACT OF 1940                                [X]
     Centurion Counsel Funds, Inc,
     (File No. 811-3257):  Post-Effective Amendment

                      CENTURION COUNSEL FUNDS, INC.

             (Exact Name of Registrant as Specified in Charter)

      11545 W. Bernardo Court, Suite 100, San Diego, California 92127
        (Address of Principal Executive Offices)             (Zip Code)

                                   (858) 673-8536
               (Registrant's Telephone Number, including Area Code)

                                  Jack K. Heilbron
         11545 W. Bernardo Court, Suite 100, San Diego, California 92127
                      (Name and Address of Agent for Service)

                                      Copy to:
                                  Bruce J. Rushall, Esq.
                                    Rushall & McGeever
                           2111 Palomar Airport Road, Suite 200
                                Carlsbad, California 92009

    Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)
/X/ on the date the Post-Effective Amendment filed on April 29, 1999
     (Acc. No. 0000355419-99-000013 pursuant to paragraph (b).
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A

Item No.
of Form N-1A  Caption in Prospectus

1             Front Cover Page, Back Cover Page

2             "Risk/Return Summary - Summary of Principal Risks,"
              "Investment Risks," and "Performance Table," and Bar Chart"

3             "Risk/Return Summary;" "Fees And Expenses"

4 "Description of the Fund - Investment Objectives and Policies - Description of Fund Practices" and "- Financial Highlights"

5             Back Cover Page (reference to Annual Report)

6             "Management, Organization and Capital Structure"

7             "Distributions and Taxes" and "Information About Your Account"

8             "Fees and Expenses"

9             "Financial Highlights"


              Caption in Statement of Additional Information

10            Cover Page and "Table of Contents"

11            "Fund History"

12            "Fund Investments and Risks"

13            "Fund Management"

14            "Control Persons and Principal Holders of Securities"

15            "Investment Advisory and Other Services"

16            "Brokerage Allocations and Other Practices"

17            "Capital Stock and Other Securities"

18            "Additional Purchase and Redemption Information"

19            "Taxation of the Fund"

20            "Underwriting Arrangements"

21            "Calculation of Performance Data"

22            "Financial Statements"




              Table of Contents                                     Page

RISK/RETURN SUMMARY                                                 -1-
Principal Investment Objective                                      -1-
Summary of Principal Risks                                          -2-
Performance Date                                                    -2-

FEES AND EXPENSES                                                   -4-

DESCRIPTION OF THE FUND	                                            -5-
Investment Objectives and Policies                                  -5-
Description of Fund Practices	                                      -7-

MANAGEMENT                                                         -13-

DISTRIBUTIONS AND TAXES	                                           -13-

INFORMATION ABOUT YOUR ACCOUNT                                     -14-
Share Classes, Sales Charges and Distribution Arrangements	       -14-
Buying Shares                                                      -16-
Investor Services	                                                 -17-
Selling Shares                                                     -18-
Account Policies                                                   -20-

FINANCIAL HIGHLIGHTS                                               -21-



                                                             PROSPECTUS

                          CENTURION COUNSEL FUNDS, INC.

                                MARKET NEUTRAL FUND

The Investment Objectives:Long-term growth while seeking to minimize the impact of overall movements in the securities markets.

Investment Strategies: To allocate its investments between long positions in securities the Fund's Adviser identifies as undervalued and short positions in securities its Adviser identifies as overvalued, while using an asset allocation strategy to place the Fund's investments among three asset classes -- common stocks, bonds and money market instruments.

The SEC has not approved or disapproved these shares or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                                            June 21, 1999

No dealer, sales representative or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or in the Statement of Additional Information referred to on the cover page of this Prospectus), and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or Centurion Institutional Services, Inc. This Prospectus does not constitute an offer or solicitation by anyone in the state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

The Fund is an open-end, diversified management investment company that only issues shares of common stock. The Funds' investment adviser, or Adviser, is Centurion Counsel, Inc., a registered investment adviser providing diversified services to institutions and individuals.

RISK/RETURN SUMMARY

This Risk/Return Summary describes the Fund's objectives, principal investment strategies, principal risks and fees. Please be sure to read this additional information BEFORE you invest. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this Summary.

Principal Investment Objective

The Fund's principal investment objective is to obtain long-term growth while minimizing the impact of overall movements in the securities markets. There is no assurance that the Fund will achieve its goal.


Summary of Principal Investment Strategies.

The Fund's principal investment strategies involve risks and you could lose your money. The Adviser seeks to increase overall net income and minimize its exposure to general market risks by allocating the Fund's assets among the three asset classes and taking long positions in securities the Adviser identifies as over-valued,undervalued, and short positions in securities the Adviser identifies as ovr-valued.

In seeking the Fund's principal objectives, the Adviser allocates investments among three asset classes - common stocks, bonds and money market instruments based on changes or anticiapted market conditions. The Fund will invest in common stocks, corporate bonds, government agency and money market instruments, and may also invest in futures contracts, stock index contracts and options thereon.

The Adviser employs special investment techniques, including selling securities short, which is effected by selling a security that the Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. The Fund makes short sales of securities the Adviser identifies as over-valued. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods.

Summary of Principal Risks

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. Set forth below are the principal risks that may affect the Fund's portfolio as a whole. This Prospectus has additional descriptions of the principal types of investments that the Fund makes under "Description of Fund Practices" and "Additional Risk Considerations." These sections also include more information about the Fund, its investments, and related risks.

  * Investment Techniques. The Fund's investment policies, which include unleveraged, short-term investments in put and call options, index futures and index options are highly technical and increases in the price of the underlying security before the Fund terminates its position would generally result in losses to the Fund.

  * Dependence on Adviser. You must rely on the Adviser's ability to correctly choose the Fund's investments so as to neutralize market fluctuations.

  * Short Sales. When the Adviser deems a security to be over-valued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. The Fund would incurr a loss from a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.

  * High Portfolio Turnover. Because of its principal investment objectives and the strategies employed by the Adviser, the Fund expects to experience an annual portfolio turnover rate of up to 800%.

  * Small Size. Because of the Fund's small size and limited investment portfolio size market flucuations may have a greater impact on the Fund than on larger more diversified funds.

  * Fund Expenses. Because of its small size, gross levels of the Fund's expenses (i.e., expenses before waiver of expense reimbursement and fees) will be greater in proportion to its assets.

  * Market Risk. The value of the Shares may increase or decrease depending on market, economic, political, regulation and other conditions.

An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Data

The following performance data includes a table for the Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in the Fund by showing:

  * how the Fund's average annual returns for four years compare to those of a broad based securities market index; and

  *  changes in the Fund's performance from year to year over four years.

  The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.


Bar Chart. This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's return from year to year over the past four calendar years which covers the period during which the currect Adviser has provided advisory services to the Fund under its current fundamental investment objectives and policies. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

                                 GRAPHIC OMITTED

The following table is depicted as a bar chart in the printed Prospectus

                      95    96      97    98

Class C Shares        2.6%  5.1%  -5.1%  -10.2%

Index                 5.5%  5.1%   5.2%    4.9%

The Fund's Best Quarter was up 5.5%, 3rd quarter, 1997; and Worst Quarter was down -5.7%, 4th quarter, 1998.

Performance Table. The table and bar chart provide an indication of the historical risk of an investment in the Fund.

                          Average Annual Total Returns(1)

                                                   Since Most Recent of
                 Share                             January 1, 1995, or
                 Class(2)        1 Year            Inception of Class(3)

                 Class A        -13.19%                   -9.02%(4)

                 Class B        -13.51%                   -9.48%(4)

                 Class C        -10.2%                    -3.04%

                 Class D        - 8.09%                   -2.77%

                 Index            4.9%                     5.6%

(1) The average annual total returns in the performance table for the periods ended December 31, 1998. Performance data for the Class A Shares and Class B Shares reflect imposition of the maximum front-end or contingent deferred sales charges, respectively. The Class C and Class D Shares do not have front end or contingent deferred sales charges. All Fund performance assumes reinvestment of dividends and capital gains.

(2) The Class C Shares are shown as they have been outstanding the longest period and are the largest outstanding class of shares.

(3) The Fund has operated unders it currect Adviser and fundamental investment objectives and policies since January 1, 1995. Prior to that time, the Fund had different fundamental investment policies.

(4)  Since first sale of this Class on January 7, 1997.

(5)  Since first sale of this Class on December 6, 1996.

(6) The Adviser has chosen the 90-day T-bill as an appropriate benchmark because it has the least exposure to systematic market influences and the Adviser's stock selection techniques are not based on systematic market or ecomony-wide factors.



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                       Class A   Class B   Class C   Class D
                                       Shares    Shares    Shares    Shares

Shareholders Fee (fees paid directly
from you investment)

Maximum Sales Charge (Load) imposed on
purchases as a percentage of offering
price                                   4.75%  None           None   None

Maximum Deferred Sales Charge           None   4% during 1st  None   None
                                               and 2nd year,
                                               3% during 3rd
                                               year, decreasing
                                               0.5% annually to
                                               0% after the 5th
                                               year

Please see "Information About Your Account, Share Classes, Sales Charges and Distribution Arrangements" below for an explanation of how and when these sales charges apply.



Annual Fund Operating Expenses (expenses deducted from fund assets)


                                       Class A   Class B   Class C   Class D
                                       Shares    Shares    Shares    Shares

         Management Fees                 1.0%      1.0%      1.0%      1.0%
         Rule 12b-1 Fees                0.25%      1.0%      1.0%     None
         Other Expenses(gross)(1)       1.42%      1.42%     1.42%     1.42%

(1) Pursuant to the Advisory Agreement, the Adviser has agreed to, at least through December 31, 1999, waive reimbursement of its expenses by the Fund to the extent such reimbursements would cause the Fund's expenses, including advisory fees, but excluding 12b-1 fees, interest expense, taxes, brokerage fees and commissions, to exceed 2.625% the Fund's average daily net assets on an annual basis. During the year ended December 31, 1998, the Adviser did not waive reimbursement of its expenses since the Fund's expenses did not exceed 2.625%. During 1998, the Fund did not pay dividends on short sales which would have been included in the Other Expenses (gross) if any had been paid.

     Example. This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             Class A       Class B       Class C      Class D

      After 1 Year             $742          $759          $359         $254
      After 3 Years          $1,294        $1,393        $1,093         $781
      After 5 Years          $1,870        $1,997        $1,847       $1,335
      After 10 Years         $3,425        $3,827        $3,827       $2,841


DESCRIPTION OF THE FUND

This section of the Prospectus provides a more complete description of the Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Fund will achieve its investment objective.

Please note that:

  * Additional discussion of the Fund's investments, including the risks of the investments, can be found in the discussion under "Description of Fund Practices" following this section.

  * The description of the principal risks for the Fund may include risks described in the "Summary of Principal Risks" above. Additional information about the risks of investing in the Fund can be found in the discussion under "Additional Risk Considerations" below.

  * Additional descriptions of the Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.


Investment Objectives and Policies

The term "market neutral" refers to the Fund's strategy of investing or engaging in transactions and securities while seeking to minimize the impact of movements in the securities markets. The Fund's goal provides investors with a professionally managed, diversified portfolio, which the Adviser believes offers the potential to earn over the long-term a high level of total investment return (that is, both capital appreciation and current income) consistent with the assumption of reasonable risk.

The Fund's fundamental investment objectives are to neutralize the effect of overall market direction by dividing its investments of securities of companies the Adviser deems undervalued and short sales of securities of companies the Adviser deems to be overvalued. In seeking these objectives, the Adviser may also allocate the Fund's investment based on changes in market conditions among three asset classes -- common stocks, bonds and money market instruments.

The Fund thereby seeks long-term capital appreciation while maintaining minimal exposure to general equity market risks by taking long positions in securities the Adviser has deemed undervalued and short positions in stocks that the Adviser has deemed overvalued. The Fund's policies included the use of certain investment techniques, including engaging in transactions in futures contracts, options on futures contracts, and short sales. However, the Fund will not use these techniques for the purpose of creating leverage.

Except as noted, the Fund's investment objectives are "fundamental" and cannot be changed without a shareholder vote. The Fund's investment policies are not fundamental and can be changed in the Board's discretion without a shareholder vote.

By taking long and short positions in different stocks, the Fund attempts to cancel out the effect of general stock market movements on the Fund's performance. In general, the Adviser expects the Fund to achieve a positive return if the Fund's long portfolio outperforms the Fund's short portfolio. By this strategy, the Adviser may make money in any type of market as long as the Fund's long positions perform better than the stocks the Fund has sold short. The Fund will therefore be subject to the risk of poor securities selection by the Adviser if it is unsuccessful in executing its strategy in indentifying underperforming and overperforming investments in the equity and debt markets.

Under normal circumstances, the Adviser's investment selections are likely to result in the Fund being overweighted in both its long and short positions in different asset classees. Also, the Fund may take long positions in a sector of the market that are not offset by short positions in that sector and visa versa, consequently the Fund may have net exposures to different asset classes and/or different industries or sectors of the market. This overexposure increases the risk to the Fund and the opportunity for loss should its investments in a particular asset class, or industry sector not perform as the Adviser predicts. The Adviser determines the size of each long and short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the Fund's overall portfolio. Generally, the Fund will invest in securities which are principally traded in the United States markets. The Fund's long and short positions, however, may involve equity securities of foreign issuers that are principally traded in the markets of the United States.

The Fund may from time to time hold significicant portion of its assets in the credit obligations of the United States Government, including U.S. Treasury bills, and in short-term notes, commercial paper or other money market instruments.

The Adviser allocated the Fund's investment based on changes in market conditions among three asset classes -- common stock, bonds, and money market instruments. The Adviser employs this tactical asset allocation strategy to move Fund investments to the asset class it deems to offer more attractive investments. The Adviser believes that timely shifts of Fund assets amond these classes, common stocks, bonds and money market instructments, can produce above average long-term investment returns. The determinination as to when to shift between classes will be based on perceived relative over-evaluation or under-evaluation of each asset class in comparison with the other classes.

The Adviser has developed computer program models and related systems pertaining to the tactical allocation of assets among the three investment asset classes. The computer model analyzes extensive financial data from numerous public and private sources, and, based on such data,the advisor recommends percentage allocations among the three asset classes. The Adviser developed its computer model over more than a decade based on its experience in managing individual, small business and institutional investment portfolios. The principal financial data used in connection with the computer model currently are: (i) Consensus estimates of the earnings, dividends, free cash flow and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services that survey over 1,000 Wall
Street analysts; (ii) the estimated current yield to maturity on long-term corporate bonds rated "AA" by Standard & Poors Corporation ("S&P"); (iii) the present yield on money market instruments; (iv) historical standards deviation and investment return for each class of assets; (v) historical standard statistical correlation of investment return among the various asset classes; and (vi) technical factors in the market including overbought and oversold conditions, market momentum and market volume.

The Adviser compares the Fund's investments to the computer model's recommended asset allocation. Subject to certain trading policies employed by the Adviser, it will generally allocate Fund investments among the asset classes on the model's recommendations. The Adviser may, however, under certain circumstances, vary the allocation from that recommended by the model, depending on such factors as cost, tax consequences or iquidating requirements.

The Fund makes no guarantees because any investment involves risks. In addition, although it will attempt to spread the overall risk of its investments by investing in companies in a number of different industries, such strategy will not eliminate the risk. The Fund cannot predict stock price changes from day to day, and it cannot guarantee against losses or that it will meet its investment objectives.

Description of Fund Practices and Related Rules

This section describes the Fund's investment practices and related risks. Unless otherwise stated, the Fund's use of these practices was described in the previous section.

Dependence on Adviser. The Fund depends on the Adviser's ability to among other things, accurately and timely indentify undervalued and overvalued securities. The Adviser may fail to purchase and sell short different stocks such that the long positions outperform the short positions. Also, the Adviser may fail to construct a portfolio that has limited exposure to general equity market risk or that has limited exposure to specific industries, specific capitalization ranges and certain other risk factors.

Investment Techniques. The value of Fund share may increase or decrease depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors. Investment in shares of the Fund is more volatile and risky than some other forms of investment. Also, the Fund's long positions may decline in value at the same time that the market value of securities sold short increases, thereby increasing the magnitude of the loss that you may suffer on your investment as compared to other stock mutual funds. Although the Fund's investment strategy seeks to minimize the risk associated with investing in the equity market, an investment in the Fund will be subject to various risks,including the risk of poor stock selection by the Adviser.

An investment in the Fund is different from an investmnet in 3-month U.S. Treasury Bills because among other diffences, Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

Investment Common Stock. The Fund invests in common stocks which are individually selected after considering a number of factors, including price earning ratios, historical stock price movements and perceived under valuation or over valuation. The goal is not necessarily to achieve a portfolio of publicly traded common stocks which is representative of any index or industry wide sampling. Thus, the Fund does not seek to make representative or pro rata investments in the stocks of any single index such as the S&P index on a capitalized weighted basis or otherwise.

Risks of Short Sales. When the Adviser believes that a security is overvalued, it may sell the security short by borrowing it from a third party and selling it at the them current market price. The Fund will incur a loss if the price of the borrrowed security increases between when the Fund sells its and when the Fund replaces it. The Fund may gain if the price of the borrowed security decreases during that period of time. The Fund cannot guarantee that it will be able to replace a security at any particular time or at an acceptable price.

During the time the Fund is short a security, it is always subject to the risk that the security's lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund must buy the replacement share immediately at its then market value or "buy in" by paying the lender an amount equal to the price required to purchase the' security to close out the short position. The Fund's gain on a short sale is limited by the price at which it is sold to borrow security. By contrast, its loss on a short sale is limited only by the maximum attainable price of the security less the price at which it was sold.

Short sales also involve other costs. The Fund must repay to the lender any dividends or interest that accrue while it is holding a security sold short.
To borrow the security, the Fund also may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss for the Fund will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

Until the Fund replaces a borrowed security, it will maintain daily a segragated account with its Custodian containing cash, U.S. Government securities, or other liquid securities. The amount deposited in the segragated account plus any amount deposited as collateral with a broker or other custodian will be at least equal the currect market value of the security sold short. Depending on the arrangements made with such broker or custodian, the Fund might not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if after giving effect to the sale the market value of all securities sold short would exceed 100% of the value of the Fund's net assets.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Fund is covered if the Fund is short the underlying security or holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is used for cross-hedging purposes if the Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire.The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by the Fund were exercised by the holder of the option, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security could then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Portfolio Turnover. The portfolio turnover rate for the Fund is included in the Financial Highlights section of the SAI. A higher turnover rate of portfolio turnover increases brokerage commissions and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distrubted, are taxable to shareholders. During its year ended, December 31, 1998, the Fund's turnover rate was 522%. Under its current strategies, the Fund expects its turnover rate to increase to not more than 800%. As a result of the portfolio turnover rate the Fund will generally incur greater brokerage commissions which could also affect federal and state income taxes. Shorter term investment strategies will also increase the likelihood that the Fund will incur short-term capital gains and losses.

Rights and Warrants. The Fund will invest in rights or warrants only if the Adviser deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of non-convertible debt securities with those ratings.

Money Market Instrument Investments. From time to time the Fund may have substantial amounts of its assets invested in money market instruments. In general, these investments are in one or a combination of two of the following that have remaining maturities not exceeding one year:
(i) obligations issued and guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1-billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iii) commercial paper rated at the date of purchase "P-1" by Moody's Investors Services, Inc. ("Moody's") or an "A-1" or "A-1+" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes. The Fund may also invest in short-term U.S. dollar-dominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets;
and (iii) have branches or agencies in the United States. The value of the money market instruments in which the Fund may invest will vary adversely with changes in market interest rates.

Investments in Debt and Fixed-Income Securities. From time to time the Fund has substantial amounts of its assets invested in debt securities issued by governments and/or private entities such as corporations and trusts. The
Fund may from time to time invest a substantial portion of its assets in debt securities of less than investment grade; provided the Fund must invest less than 35% of its net assets in junk bonds. Junk bonds are bonds not rated in one of the four highest rating categories by a NRSRO. Thus junk bonds would include bonds rated lower than BBB by Standard & Poors Corporation
(the "S&P"), or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's").Investments in junk bonds would generally expose the Fund to greater risks of loss by reason of default on these bonds. Although having greater risk, junk bonds or lower rated debt securities generally sell at substantially greater yields than investment quality debt securities and generally offer greater potential returns.

Changes in interest rates will specifically affect the value of the Fund's long positions in income-producing, fixed-income,(i.e. debt) securities. Increases in interest rates generally will cause the value of a Fund's investment to decline and this decrease in value may not be offset by the higher interest rate income.

The value of the Fund's share will fluctuate with the value of its investments. The value of the Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities is expected to vary between one and 30 years. In periods of increasing interest rates, the Fund may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Futures Contracts and Options on Futures Contracts. The Fund may purchase options on futures contracts written or purchased by the Fund that are traded on U.S. or foreign exchanges or over-the-counter. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets.

Investments in Micro and Small-cap Companies. The Fund will invest in micro-to-small-cap companies which tend to be more volatile than investments in large-cap or mid-cap companies becausse smaller capitalization stocks typically have additional risks because these often have limited product lines, markets or financial resources.

Future Development. The Fund may, following written notice to its shareholders, take advantage of other investment practicies that are not currently contemplated for use by the Fund, or are not available buy may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Year 2000. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Fund's shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that the Adviser, CSI, the Distributor, Centurion Group, Inc., the Fund's registrar and transfer agent, and Firstar Bank, the Fund's custodian, began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, the Adviser began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue.

General. The successful use of the investment practices described above draws upon the Adviser's special skills and experience and usually depends on the Adviser's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, the Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Fund for U.S. federal income tax purposes.

For temporary defensive position, the Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high quality debt securities. These securities may include
U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. While the Fund is investing for temporary defensive purposes, it may not meet its investment objectives. The Adviser will determine when market conditions warrant temporary defensive measures.


MANAGEMENT

The Adviser, Centurion Counsel, has served as the Fund's adviser since January 1, 1995. The Adviser's address is 11545 West Bernardo Court,
Suite 100, San Diego, CA 92127. The Adviser has operated as an investment adviser since its organization in 1986. Its business consists primarily of managing the investment portfolios for individuals, corporations and retirement plans. The Fund pays the Adviser a fee for managing the Fund's assets and making its investment decisions. Under the Fund's agreement with the Adviser, this fee equals 1% per annum of the Fund's first $200 million of average daily net assets and declines thereafter at a percentage of average daily net assets if the size of the Fund should be greater.
For the year ended December 31, 1998, the fund paid an annualized rate of 1.0% of its average daily assets to the Adviser.

Mr. Jack K. Heilbron has served as portfolio manager for the Fund since 1992. Mr. Heilbron is Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser. Mr. Heilbron also serves as Chairman and/or Chief Executive Officer for the Adviser's Affiliates, including the Fund's underwriter, Centurion Institutional Services, Inc. ("CISI"). The Adviser compensates Mr. Heilbron for his services to the Fund.


DISTRIBUTIONS AND TAXES

Income and Capital Gains Distributions. The Fund intends to pay a dividend at least annually representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the Fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the Fund's distributions will vary. Remember that if you invest in the Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the Fund's distributions, please call Centurion Counsel at 1-800-878-8536.

Tax Considerations. In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Centurion Counsel Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

The Fund must, by law, withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the Fund to do so.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax adviser about federal, state, local or foreign tax consequences of your investment in the Fund.

INFORMATION ABOUT YOUR ACCOUNT

Share Classes, Sales Charges and Distribution Arrangements

Share Classes: The Fund offers four classes of shares, each with its own sales charges and distribution arrangement.


Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at NAV with an initial sales charge as follows:


                                 Initial Sales Charge
          As % of Net          As % of        Commission to Dealer/Agen
         Amount Invested      Offering Price    as % of Offering Pricwe

             4.99%                4.75%              4.00%


Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B shares at NAV without an initial sales charge. The Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a conditional deferred sales charge or CDSC if you redeem shares within 5 years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:


             Years Since Purchase           CDSC

                    First                   4.0%

                    Second                  4.0%

                    Third                   3.0%

                    Fourth                  2.5%

                    Fifth                   1.5%

                    Sixth                   None

Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted.

In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second, of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third, of shares held longest during the five-year period.

Class C Shares--Asset-based Sales Charge Alternative

You can purchase shares at NAV without an initial sales charge or CDSC. Class C shares will be subject to Rule 12b-1 fees. A Fund will thus receive the full amount of your purchase.

Class D Shares--No Sales Charges


Class D shares are sold at net asset value only to persons who qualify as an Adviser Professional, Eligible Employee, or Eligible Account, as defined below. No front-end charge, deferred sales charge, service fees or distribution fees will be paid by the Fund with respect to the Class D shares. Class D shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales-related expenses.

"Adviser Professionals" are investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to the money to be invested in the Fund. Eligible Employees are
(a) current or retired directors of the Funds, current or retired employees of the Adviser or its affiliated companies, including spouses, minor children and grandchildren of these persons or their parents; or (b) employees or registered representatives of the Fund's dealers' selling group agreements with the Distributor, employees of financial institutions that have selling group agreements with the Distributor, and spouses and minor children of such persons; or (c) any trust, pension, profit sharing or other benefit plan for such persons. "Eligible Accounts" are accounts opened for shareholders by dealers where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Distributor if such redemption has occurred no more than 15 days prior to the purchase of shares of the Fund and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account.

Asset-based Sales Charge or Rule 12b-1 Fees. The Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                  Rule 12b-1 Fee (As a Percentage of
                  Aggregate Average Daily Net Assets)


                      Class A            0.25%

                      Class B            1.00%

                      Class C            1.00%

                      Class D            None

The fee under the Rule 12b-1 Plan for the Class A shares is 1.0% of the aggregate average daily net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Choosing a Class of Shares. The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of any class of shares.

You should consult your financial agent to assist in choosing a class of Fund shares.

Other Charges. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

In addition to the discount or commission paid to dealers or agents, the Distributor from time to time may pay additional cash or other incentives to dealers or agents for the sale of shares of the Fund. These additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, the cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Centurion Counsel Funds during a specific period of time. The incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent to urban or resort locations within or outside the U.S. The dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

Buying Shares

You can start your investment in the Fund with as little as a $500 purchase. You can make additional purchases of $25 or more. Your new Fund Shares will be priced based on the Share's NAV next determined after your order is received. The Fund may waive these minimum purchase amounts to groups of investors with a single agent. All Shares are offered to the public except the Class D Shares which are offered only to Adviser Professionals, Eligible Employees or Eligible Accounts.

How to Buy Shares



                               Adding to an account

Through your investment
representative                 Contact your investment representative

By Mail                        Make your check payable to "Centurion
                               Counsel Market Neutral Fund."

                               Mail your check to Centurion Institutional
                               Services, Inc.

By Exchange                    Call Centurion Institutional Services, Inc.
                               at the number below or send signed written instructions.

(Please see page ___ for information on exchanges.)

Centurion Institutional Services, Inc.
11545 West Bernardo Court, Suite 100
San Diego, CA 92127
Telephone 1-800-878-8536
(Monday through Friday 8:00 a.m. to 5:00 p.m., Pacific time)

Investor Services

Periodic Payment Plan. This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application.

Distribution Options. You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or another Centurion Counsel Fund. Initial or contingent sales charges will not apply if you reinvest your distributions under this option.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the Fund.

Telephone Privileges. You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

Exchange Privilege. Subject to the following limitations, you may exchange some or all of your shares of the Fund for shares of Cash Equivalent Fund - Money Market Portfolio (a money market fund) ("CEF"). CEF is managed by Kemper Financial Services, Inc. and is offered through Centurion Institutional Services, Inc. If a shareholder wishes to exchange shares of the Fund for shares of CEF, the shareholder should first contact CIS and obtain and read the prospectus of CEF.

Such exchange is considered a taxable transaction, and gain or loss will be recognized. The Fund's transfer agent charges a nominal fee of $7.50 per exchange for this service. The exchange must satisfy the minimum dollar amount necessary for new purchase. You need not pay any front-end sales charges for the exchange.

This exchange privilege is available only in states where shares of the Fund being acquired may legally be offered and sold and may be modified or terminated at any time by the Fund. Broker-dealers which have sales agreements with CIS may charge a fee for processing exchange orders on behalf of their customers.


Generally, exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanges shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into the Centurion Counsel Money Market Fund, the time your shares are held in the money market fund will not count towards the CDSC holding period.

An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there may be limits on the number and amount of exchanges you may make.

Payout Plan. This plan allows you to automatically sell your shares and receive regular payments from your account of $150 or more. If applicable, a CEC will apply to withdrawals. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

Selling Shares

You can sell your shares at any time at their NAV next determined after your request is received, less any CDSC in the case of the Class B shares. Please keep in mind that even if you sell all the shares in your account, your account will not be closed. You will still be able to buy additional Fund shares.

Selling Shares in Writing. Requests to sell shares can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner if you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account.

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers. A notary public CANNOT provide a signature guarantee.

Selling Recently Purchased Shares. If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Redemption Proceeds.  Your redemption check will be sent within seven
(7) days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


Selling Shares



                            To sell some or all of your shares

Through your investment
representative

Contact your investment
representative

By Mail Send written instructions and endorsed share certificates (if you hold share certificates) to Centurion Institutional Services, Inc. Corporate,partnership or trust accounts may need to send additional documents.

                            Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees, if required.

                            A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone                    As long as you do not hold share certificates
                            and you have not changed your address by phone
                            within the last 15 days, you can sell your
Telephone (619) 673-8536    shares by phone.

                            A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

By Exchange                 Obtain a current prospectus for the fund you are
                            considering.

                            Call Shareholder Services at the number below or send signed written instructions. See the policies above for selling shares by mail or phone.


Centurion Institutional Services, Inc.
11545 West Bernardo Court, Suite 100
San Diego, CA 92127
Telephone 1-800-878-8536

Account Policies

Calculating Share Price. The Fund calculates the net asset value per share ("NAV") each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Fund's NAV is calculated by dividing its net assets attributable to the share class by the number of shares of that class outstanding.

When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Statements and Reports. You will receive confirmations and account statements that show our account transactions. You will also receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders on a household and send only one copy of the financial reports. If you need additional copies, please call 1-800-878-8536.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the Fund.

Street or Nominee Accounts. You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with CISI. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts. Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship." To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

Market Timers.  The Fund allows investments by market timers.

Additional Policies. Please note that the Fund maintains additional policies and reserves certain rights, including:

  * The Fund may refuse any order to buy shares, including any purchase under the exchange privilege.

  * At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.

  * The Fund may modify or discontinue the exchange privilege on 60 days' notice.

  * You may only buy shares of a fund eligible for sale in your state or jurisdiction.

  * In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

  * For redemptions over a certain amount, the Fund reserves the right to make payments in securities or other assets of the Fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.

  * To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

Dealer Compensation. Qualifying dealers who sell the Class A, Class B or Class C Shares may receive sales commissions and other payments. These are paid by the Fund's Distributor, CISI, from sales charges, distribution and service (12b-1) fees and its other resources.


Share Class        Commission       12b-1 Fees

Class A              4.75%             0.25%

Class B            up to 4.0% CDSC     1%

Class C              None              1%

Class D              None              None

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Squire & Co., the independent accountants for the Fund, whose reports, along with the Fund's financial statements, are included in the Statement of Additional Information ("SAI"), which is available upon request.


The auditor's report, along with the Fund's financial statements, are included in the SAI, which is available upon request.



		                              Class A              Class B
		                              Shares               Shares

Per Share Operating Performance:		1998   1997 (c)	   1998     1997 (c)

"Net asset value, beginning of period"   $3.35	$3.65		$	3.33 $3.65

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                0.02    -              -0.01   -
Net gains  (losses) on investments
	(both realized and unrealized) (d) -0.33  -0.30	           -0.32 -0.32

Total From Investment Operation          -0.31	 -0.30           -0.33	-0.32

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income    -      -                -        -
Distributions from capital gains	    -      -                -        -

al Distributions                        -      -                -        -

Net asset value, end of period        $3.04   $3.35             $3.00  $3.33

TOTAL RETURN (e)                      -8.28%  -8.47%            -9.91% -4.39%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                          $   8   $   8              $   1  $   1
Ratios to net assets
Expenses, before waiver of fees       2.67%   2.38%              3.42%   2.84%
Expenses, after waiver of fees        2.67%   2.15%              3.42%   2.60%
Net investment income                -2.85%   0.64%             -3.60%   0.19%
Portfolio Turnover Rate	            522.88% 234.67%            522.88%  234.67%
Number of Shares Outstanding
	at End of Period (000 Omitted)     3        3                  0          0


		Class C Shares (a)

                                            For the years ended December 31,
Per Share Operating Performance:		1998    1997     1996     1995     1994

"Net asset value, beginning of period"	$3.33   $3.51    $3.34   $3.43     $4.55

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)			-0.01	  -0.01    -0.03   -0.05     -0.18
Net gains  (losses) on investments
	(both realized and unrealized) (d)	-0.33	  -0.17     0.20   -0.04     -0.94

Total From Investment Operation     -0.34   -0.18     0.17   -0.09     -1.12

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income   -        -        -       -          -
Distributions from capital gains       -        -        -       -          -

Total Distributions                    -        -        -       -          -
"Net asset value, end of period      $2.99    $3.33    $3.51   $3.34      $3.43

TOTAL RETURN (e)                    -10.25%   -5.13%    5.16%  -2.62%    -28.01%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                       $4,166   $7,288   $7,855  $4,370     $ 452
Ratios to net assets
Expenses, before waiver of fees       3.42%    3.14%   3.54%   4.82%      9.04%
Expenses, after waiver of fees        3.42%    2.91%   3.54%   3.53%      6.00%
Net investment income                -3.60%   -0.11%  -0.43%   0.17%     -4.78%
Portfolio Turnover Rate	            522.88%  234.67% 129.20%  57.20%    148.21%
Number of Shares Outstanding
At End of Period (000 Omitted)        1,392     2,191  2,241    1,309       132



		Class D
		Shares

Per Share Operating Performance:          1998	  1997      1996 (b)

Net asset value, beginning of period      $3.36   $3.51      $3.46

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                 0.02    0.01         -
Net gains  (losses) on investments
	(both realized and unrealized) (d)  (0.33)  (0.16)      0.05

Total From Investment Operation           (0.31)  (0.15)      0.05

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income       -        -          -
Distributions from capital gains           -        -          -

Total Distributions                        -        -          -

Net asset value, end of period           $3.05 $ 3.36        $3.51

TOTAL RETURN (e)                         -8.09% -4.27%       -5.16%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period  ($000 Omitted) $760  $972          $1,839
Ratios to net assets
Expenses, before waiver of fees           2.42%   2.20%         2.13%
Expenses, after waiver of fees            2.42%   1.97%         2.13%
Net investment income                    -2.60%   0.82%         0.00%
Portfolio Turnover Rate	                522.38% 234.67%       129.20%
Number of Shares Outstanding
	at End of Period (000 Omitted)      249     290           524


(a)	All capital shares issued and outstanding as of
      November 6, 1996 were reclassified as Class C Shares
(b)	For the period December 9, 1996 (effective date) to December 31, 1996.
(c)	For the period January 7, 1997 (first sale date) to December 31, 1997.
(d)	Allocated between Net Investment Income and Net Gains or (Losses)
      on Securities based on monthly weighted average shares outstanding.
(e)	Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front end sales charge or contingent deferred sales charge.





Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting Centurion Institutional Services, Inc.:

By Mail:	c/o Centurion Institutional Services, Inc.
            11545 West Bernardo Court, Suite 100
            San Diego, California 92127
By Phone:	For Information: 1-800-878-8536

Or you may view or obtain these documents from the Commission:

In Person:	At the Commission's Public Reference Room in Washington, D.C.

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Section
            Securities and Exchange Commission
            Washington, DC 20549-6009
            (duplicating fee required)

On the Internet:  www.sec.gov

The Fund's Statement of Additional
Information ("SAI") dated       ,1999
contains additional information about the
Fund. It is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.
Additional information about the Fund's
investment is available in the Fund's annual and semi-annual reports to Shareholders. You may obtain free copies of the SAI and the Fund's annual and semi-annual reports, request other information about the Fund, or make shareholder inquiries by writing to CISI at the address below or by telephoning.












CENTURION COUNSEL FUNDS, INC.
11545 West Bernardo Court, Suite 100
San Diego, CA 92127
(619) 673-8536



The SAI has been filed with the Commission.
You may review and copy information about the Fund, including the SAI, at the Commission's Public
Reference Room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the Public Reference Room.
The Commission maintains a World Wide Website at http://www.sec.gov, which contains reports and other information about the Fund. You may also obtain copies of these materials, upon payment of duplicating fee. By writing the Public Reference
Section of the Commission, Washington, D.C. 20549-6009




Prospectus and Application
June ___, 1999














__________________

Centurion Counsel Funds, Inc.
MARKET NEUTRAL FUND





















Information about the Fund, including the Statement of Additional Information, may also be reviewed at the Public Reference Room of the Securities and Exchange Commission at Room 1204,
Judiciary Plaza, 450 Fifth Street NW, Washington,
DC 20549, obtained by calling or writing to the Commission at the above address or via the Commission's website at http://www.sec.gov.























	File Number:











                                   Centurion Counsel Funds, Inc.



PART C -- OTHER INFORMATION

Item 23.  Exhibits

(a)(1)Articles of Incorporation of IRI Stock Fund, Inc.

(a)(2)Articles of Amendment of Registrant.(3)

(a)(3)Articles of Amendment of Registrant to change name to "Excel Value Fund, Inc."

(a)(4)Articles of Amendment of Registrant to change name to "Centurion T.A.A. Fund, Inc."

(a)(5)Articles of Amendment of Registrant authorizing multiple classes of shares.(2)

(a)(6)Articles of Amendment of Registrant to change name to "Centurion Counsel Funds, Inc." and to redesignate outstanding shares as the "Centurion Counsel Market Neutral Fund" series.

(b)	Restated Bylaws of Registrant (3)

(c)(1)Multiple Class Share Plan.(2)

(c)(2)Specimen copy of share certificate of Registrant (2)

(d) Form of Investment Advisory Agreement of Centurion T.A.A. Fund, Inc.(Market Neutral Fund Series).(1)

(e)	Form of Distribution Agreement of Centurion T.A.A. Fund, Inc.
(Market Neutral Fund Series).(2)

(f)	Not applicable.

(g)	Custodian Agreement.(2)

(h)(1)Form of Administration Agreement of Centurion T.A.A. Fund, Inc. (Market Neutral Fund Series).(2)

(h)(2)Form of Accounting Services Agreement of Centurion T.A.A. Fund, Inc.(Market Neutral Fund Series).(2)

(h)(3)Form of Shareholder Services Agent Agreement of Centurion T.A.A. Fund, Inc. (Market Neutral Fund Series).(2)

(i)	Opinion and Consent with respect to Centurion T.A.A. Fund, Inc.
(Market Neutral Fund Series).(2)

(j)(1)Consent of Squire & Company.

(k)	Not applicable.

(l)	Letter of Investment Intent with respect to Centurion T.A.A. Fund,
Inc. (Market Neutral Fund Series).(1)

(m)(1)Market Neutral Fund Series Rule 12b-1 Plan of Distribution (Class C Share Plan).(2)


(m)(2)Market Neutral Fund Series Rule 12b-1 Plan of Distribution for Class A Shares.(2)

(m)(3)Market Neutral Fund Series Rule 12b-1 Plan of Distribution for Class B Shares.(2)

(n) Not Applicable.

(o) Not Applicable.

_______________________________________

(1)	Incorporated by reference to Amendment to the Registration Statement on
Form N-1A of Centurion T.A.A. Fund, Inc. filed with the Securities and
Exchange Commission on April 9, 1996 (Accession No. 0000355419-96-000005).

(2)	Incorporated by reference to Amendment to the Registration Statement on
Form N-1A of Centurion T.A.A. Fund, Inc. filed with the Securities and
Exchange Commission on November 6, 1996 (Accession No. 0000355419-96-000024).

(3) Incorporated by reference to Amendment to the Registration Statement on Form N-1A of Centurion Counsel Funds, Inc. filed with the Securities and Exchange Commission on April 29, 1999 (Accession No. 0000355419-99-000013).

Item 24.  Persons Controlled by or Under Common Control with Registrant

Not applicable.

Item 25.  Indemnification

Indemnification. Article 7(d) of the Registrant's Articles of Incorporation and Article VIII of its Bylaws provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent as permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of
Section 17(h) of the Investment Company Act of 1940, as now enacted or herein after amended, and any rules, regulations or releases promulgated thereunder.

The Registrant may indemnify its officers and directors and other "persons" acting in an "official capacity" (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnafication for conduct in the capacity of director or officer of the Registrant, then such director generally may not be counted for the purpose of determining either the presence of a quorum or such director's eligibility to be indemnified.

In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification:

(a)	has not received indemnification for the same conduct from any other party or organization;

(b)	acted in good faith;

(c)	received no improper personal benefit;

(d)	in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful;

(e)	reasonably believed that the conduct was in the best interest of the
Registrant, or in certain contexts, was not opposed to the best interest of the Registrant; and

(f)	had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, without limitation, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of 1940).

Advances. If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to the Registrant, to payment or reimbursement by the Registrant of reasonable expenses, including attorneys' fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by the Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant if it is ultimately determined that the criteria for indemnification have not been satisfied, and (b) after a preclude indemnification under Section 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

Undertaking. The Registrant undertakes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claimfor indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Other. Reference is made to Section 9 of the Distribution Agreement filed as Exhibit (6) to this Registration Statement.

Item 26.  Business and Other Connections of Investment Advisor

Information on the business of the Registrant's investment advisor is described in the section of the Statement of Additional Information relating to "Centurion Counsel, Inc., Centurion Group, Inc. and Centurion Institutional Services, Inc." filed as part of this Registration Statement.

The following table includes a listing of the name and principal business address of each director and executive officer of Centurion Counsel, Inc., the Registrant's investment advisor, the position(s) held with Centurion Counsel, Inc. and any other business, profession, vocation or employment of a substantial nature in which such persons currently engage or have engaged (in the capacity of director, officer, employee, partner or trustee) during the past two years.



Name and Principle       Position(s) with                 Other Occupations
Business Address         Centurion Counsel, Inc.          During Past Two Years
Jack K. Heilbron         Chairman of the Board and        Chairman of the Board and Chief
11545 W. Bernardo Court  Chief Investment Officer         Executive Officer of the Registrant.
Suite 100                                                 Chairman of the Board of Directors of
San Diego, CA 92127                                       CI Holding Group, Inc. ("CI Holding"),
                                                          the parent corporation of Centurion
                                                          Counsel, Inc.  Mr. Heilbron also serves
                                                          as the Chairman and a Director of other
                                                          operating subsidiaries of CI Holding.


Kenneth W. Elsberry      President, Chief Financial       President, Chief Financial Officer and
11545 W. Bernardo Court, Officer and Director             Treasurer of the Registrant.  Chief
Suite 100                                                 Financial Officer and Director of C I
San Diego, CA 92127                                       Holding and other of its operating
                                                          subsidiaries.

Mary R. Limoges          Executive Vice President,        Secretary of Registrant.  Executive Vice
11545 W. Bernardo Court, Secretary and Director           President, Secretary and Director of C I
Suite 100                                                 Holding and serves as Executive Officer of
San Diego, CA 92127                                       of other of its operating subsidiaries.




Item 27.  Principal Underwriters

The following table sets forth the name and principal business address of each director and officer of Centurion Institutional Services, Inc., the Registrant's principal underwriter, and the positions, if any, such persons hold with Centurion Counsel Funds, Inc.



                         Position(s) and Office(s)
Name and Principle       with Centurion Institutional    Positions and Offices
Business Address         Services, Inc.                  with the Registrant


Mary R. Limoges          President, Chief Executive      Secretary
11545 W. Bernard Court   Officer and Director
Suite 100
San Diego, CA 92127

Kenneth W. Elsberry      Chief Financial Officer and     President, Chief
11545 W. Bernardo Court  Director                        Executive Officer,
Suite 100                                                Treasurer, Chief
San Diego, CA 92127                                      Financial Officer


Item 28.  Location of Accounts and Records

Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, 45202-1118, acts as the custodian of the Registrant's portfolio securities and cash. Centurion Group, Inc., 11545 W. Bernardo Court, Suite 100, San Diego, California 92127, acts as Registrant's transfer agent, dividend disbursing agent, administrative services agent and accounting services agent. Firstar, N.A. and Centurion Group, Inc. will maintain certain books and records in connection with their respective duties. All other records, including the Registrant's minute books, will be kept by the Registrant.


Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

(a)	Not applicable.

(b)	Not applicable.


	SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective
Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Diego, State of California, on the 21st day of June 1999.

CENTURION COUNSEL
FUNDS, INC.


By:	/s/
Kenneth W. Elsberry
Chief Executive Officer
and
Chief Financial Officer


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature            Title                       Date

/s/                  Chairman of the Board of    June 21, 1999
Jack K. Heilbron     the Registrant.

/s/                  President, Chief Executive  June 21, 1999
Kenneth W. Elsberry  Officer, Chief Financial
                     Officer.

/s/                  Director of the Registrant  June 21, 1999
Carol Ann Freeland

/s/                  Director of the Registrant  June 21, 1999
Richard E. Hall

/s/                  Director of the Registrant  June 21, 1999
Russell W. Ketron

/s/                  Director of the Registrant  June 21, 1999
Douglas Werner


                         ARTICLES OF AMENDMENT
                                  OF
                       ARTICLES OF INCORPORATION
                                  OF
                          IRI STOCK FUND, INC.



Pursuant to the provisions of the Minnesota Statutes, the undersigned
Gary B. Sabin, President of IRI Stock Fund, Inc., a Minnesota corporation, hereby certifies that the following amendment to the Articles of Incorporation of such corporation was adopted by the shareholders of such corporation at a meeting held on May 15, 1989, and that such amendment has not been subsequently modified or rescinded:

RESOLVED, that Article 1 of the Articles of Incorporation of the corporation is hereby amended to read in its entirety as follows:

'1.	The name of this corporation is Excel Value Fund, Inc.'

RESOLVED FURTHER, that the President of this corporation is authorized and directed to execute Articles of Amendment to the Articles of Incorporation of this corporation, as heretofore amended, and to file such instrument with the Minnesota Secretary of State in the manner provided by the Minnesota Statutes.

The effective date of incorporation was the 27th day of August, 1981.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 15th day of May, 1989.



/s/ Gary B. Sabin, President

















                                           EXHIBIT 1.2




                     ARTICLES OF AMENDMENT
                                 OF
                       ARTICLES OF INCORPORATION
                                 OF
                         EXCEL VALUE FUND, INC.


Pursuant to the provisions of the Minnesota Statutes, the undersigned, Kenneth W. Elsberry, President of EXCEL VALUE FUND, INC., a Minnesota corporation, hereby certifies that the following amendment to the Articles of Incorporation of such corporation was adopted by the shareholders of such corporation at a meeting held on December 20, 1994, and that such amendment has not been subsequently modified or rescinded:

RESOLVED, that Article 1 of the Articles of Incorporation of the corporation is hereby amended to read in its entirety as follows:

"1.  The name of this corporation is CENTURION T.A.A. FUND, INC."

RESOLVED FURTHER, that the President of this corporation is authorized and directed to execute Articles of Amendment to the Articles of Incorporation of this corporation, as heretofore amended, and to file such instrument with the Minnesota Secretary of State in the manner provided by the Minnesota Statutes."

The effective date of incorporation was the 27th day of August, 1981.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 28th day of December, 1994.



/s/ KENNETH W. ELSBERRY,
President
















                                  EXHIBIT 1.3







                             ARTICLES OF AMENDMENT
                                     OF

                            ARTICLES OF INCORPORATION

                                     OF

                            CENTURION T.A.A. FUND, INC.

Pursuant to the provisions of the Minnesota Statutes, the undersigned, Mary R. Limoges, Secretary of CENTURION T.A.A. FUND, INC., a Minnesota corporation, hereby certifies that the following amendment to the Articles of Incorporation of such corporation was adopted by the shareholders of such corporation at a meeting held on January 15, 1999, and that such amendment has not been subsequently modified or rescinded:

RESOLVED, that Article 1 of the Articles of Incorporation is hereby amended and restated in its entirety to read as follows:

"1.  The name of this corporation is Centurion Counsel Funds, Inc."

RESOLVED FURTHER, that Article 5 of the Articles of
Incorporation is hereby amended and restated in its entirety to read as follows:

"5. This corporation is authorized to issue capital stock as set forth below.

(a)	Authorized Amount.  The total number of shares of
capital stock that this corporation shall have authority to issue is 200,000,000 shares of Common Stock, of the par value of $0.01 each.


(b)	Series and Classes of Capital Stock.  The Board of
Directors, through such resolutions and/or amendments to these Articles of Incorporation or other document filings as may be required by Minnesota law, is authorized, from time to time, to (i) classify or reclassify, as the case may be, any unissued shares of this corporation, whether now or hereafter authorized, in separate series and classes, or otherwise; and (ii) redesignate shares of a class or series of capital stock which are issued and outstanding, provided that such redesignation does not in itself affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such issued and outstanding shares of stock. The shares of any such series or class of stock shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of

EXHIBIT 1.5

redemption as shall be so fixed and determined from time to time by the Board of Directors. The Board of Directors is authorized to increase or decrease the number of shares of any series or class, but the number of shares of any series or class shall not be decreased by the Board of Directors below the number of shares thereof then outstanding. This corporation may hold as treasury shares, reissue for such consideration and on such terms as the Board of Directors may determine, or cancel, at their discretion from time to time, any shares reacquired by this corporation.

(c)	Series and Classes of Stock Classified.  There are hereby classified the following series of stock: (i) a series of stock comprised of 20,000,000 shares known as "Centurion Counsel Market Neutral Fund;"
(ii) a series of stock comprised of 20,000,000 shares known as "Centurion Counsel Growth Fund;" (iii) a series of stock comprised of 20,000,000 shares known as "Centurion Counsel Government Securities Fund;" (iv) a series of stock comprised of 20,000,000 shares known as "Centurion Counsel International Bond Fund;" and (v) a series of stock comprised of 20,000,000 shares known as "Centurion Counsel Real Estate Fund." Without limiting the authority of the Board of Directors set forth herein to establish and designate any further series, and to classify and reclassify any unissued shares, and subject to such authority, shares of each series now authorized and hereafter authorized, shall be subject to the following provisions:

(1)	Series Investment Portfolios.  The assets of this corporation attributable to each class or series may be invested in a common investment portfolio. As more fully set forth hereafter, the assets and liabilities and the income and expenses of each series shall be determined separately and, accordingly, the net asset value, the dividends payable to holders, and the amounts distributable in the event of dissolution of this corporation to holders of shares of this corporation's stock may vary from series to series. Except for these differences and certain other differences hereafter set forth, each series shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of and rights to require redemption. All consideration received by this corporation for the issue or sale of stock of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including all proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors, and shall be referred to as "assets belonging to" that series. The assets belonging to a particular series shall be so recorded upon the books of this corporation.


(2)	Expenses and Liabilities.  The assets belonging to each
particular series shall be charged with the liabilities of this corporation with respect to that series, all expenses, costs, charges and reserves attributable to that series and that series' share of the liabilities, expenses, costs, charges or reserves of this corporation not attributable to any particular series, in the latter case in the proportion that the net asset value of that series (determined without regard to such liabilities) bears to the net asset value of all series (determined without regard to such liabilities), or in such other manner as may be determined by the Board of Directors in accordance with law. The determination of the Board of Directors shall be conclusive as to the allocation of liabilities, including accrued expenses and reserves, and assets to a particular series or series.

(3)	Dividends and Distributions.

(aa)	Shares of each series shall be entitled to such dividends
and distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors, acting in its sole discretion, with respect to such series, provided that dividends and distributions shall be paid on shares of a series only out of lawfully available assets belonging to that series. Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine. Any such dividend or distribution paid in shares will be paid at the current net asset value thereof.

(bb)	The Board of Directors shall have the power, in its
sole discretion, to distribute in any fiscal year as dividends (including dividends designated in whole or in part as capital gain distributions) an amount sufficient, in the opinion of the Board of Directors, to enable each series of this corporation to qualify as a regulated investment company under the Internal Revenue Code of 1986, as from time to time amended, or any successor or comparable statute thereto, and regulations promulgated thereunder, and to avoid liability of each series of this corporation for federal income and excise taxes in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of any series of this corporation for such taxes.


(cc)	In the event of the liquidation or dissolution of this
corporation, the stockholders of a series shall be entitled to receive, as a single class, out of the assets of this corporation available for distribution to stockholders, the assets belonging to that series. The assets so distributable to the stockholders of a series shall be distributed among such stockholders in proportion to the number of shares of that series held by them and recorded on the books of this corporation or, in the event that the series is divided into classes, in the manner determined by the Board of Directors in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In the event that there are any assets available for distribution that are not attributable to any particular series, such assets shall be allocated to all series in proportion to the net assets of the respective series, or in such other manner as may be determined by the Board of Directors in accordance with law, and then distributed to the holders of stock of each series as aforesaid.

(4)	Classification of Classes of a Series of Stock.  For each series of stock classified under this Article 5, subpart(c), there is hereby classified the following classes of stock: the Class A shares, the Class B shares, the Class C shares, and the Class D shares. Each such class shall be issued by this corporation in accordance with the following.

(aa)	Each class of stock of a series shall, at all times,
maintain a different arrangement for shareholder services or the distribution services or both, and shall pay all of the expenses of that arrangement ("distribution expenses") as defined under the 1940 Act.

(bb)	Each class of stock of a series shall be allocated its
pro-rata share of the income, realized and unrealized capital gains and losses, and expenses relating to such series not allocated to a particular class pursuant to (aa) above on the basis of the net asset value of that class in relation to the net asset value of the series, as defined under the 1940 Act. One or more classes may be required to pay a different share of expenses (other than advisory or custodial fees or other expenses related to the management of the assets belonging to the series of which the class is a part) if such expenses are actually incurred in a different amount by the class, or if the class receives services of a different kind or to a different degree than other classes, provided any payments made pursuant to the foregoing shall be made pursuant to a written plan setting forth the separate arrangement and expense allocation of each class, and any related conversion features or exchange privileges.


(cc) Each class of stock of a series shall pay the same advisory fee, as defined under the 1940 Act, charged to the series; provided, the expenses of the series payable to any advisor, underwriter, or any other provider of services to the series with respect to the assets belonging to the series may be waived by such person.


(dd) Income, realized and unrealized capital gains and losses, and expenses of the series not allocated to a particular class pursuant to the foregoing, except as otherwise permitted in this Article 5, shall be allocated to each class of the series on the basis of the net asset value of that class in relation to the net asset value of the series.

(ee)   If this corporation operates pursuant to Rule ? 270.2a-
7 under the 1940 Act (including the provision allowing the calculation of net assets on an amortized cost basis), or declares distributions of net investment income daily and maintains the same net asset value per share in each class, income, realized and unrealized capital gains and losses and expenses may be allocated: (i) to each share of stock of a series without regard to class, provided that this corporation has received undertakings from its adviser, underwriter or any other provider of services to this corporation agreeing to waive or reimburse this corporation with respect to the series for payments to such service provider by one or more classes of the series, as allocated under paragraph (bb) above, to the extent necessary to assure that all such classes of the series maintain the same net asset value per share; or
(ii) on the basis of relative net assets (settled shares). For purposes of this subsection (ee), "relative net assets (settled shares)" are net assets of the series valued in accordance with generally accepted accounting principles, but excluding the value of subscriptions receivable, in relation to the net assets of the series.

(ff) Nothing in this Article 5 shall prohibit the Board of Directors from issuing the shares of any class an exchange privilege providing that shares of a class may be exchanged for certain securities of another series or issuer.

(gg) Nothing in this Article 5 shall prohibit the Board of Directors from time to time, in its discretion, authorizing and effecting a conversion whereby the shares of one class (the "purchase class") will be exchanged automatically for shares of another class (the "target class") after a specified period of time, provided that: (i) the conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee, or other charge; (ii) the expenses, including payments authorized under a plan adopted pursuant to Rule 270.12b-1, as amended, promulgated under the 1940 Act ("rule 12b-1 plan"), for the target class are not higher than the expenses, including payments authorized under a rule 12b-1 plan, for the purchase class; and
(iii) if the amount of expenses, including payments authorized under a rule 12b-1 plan, for the target class is increased materially without approval of the shareholders of the purchase class, this corporation will establish a new target class for the purchase class on the same terms as applied to the target class before that increase. Nothing in this
Article 5 shall prohibit the Board of Directors of this corporation from issuing shares of any class with a conversion feature providing that shares of a class in which an investor is no longer eligible to participate may be converted to shares of a class in which that investor is eligible to participate, provided that (i) the shareholder is given prior notice of the proposed conversion; and (ii) the conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee, or other charge.

(d) Reclassification of Outstanding Shares to Centurion Counsel Market Mutual Fund Series. Each of the Class A shares, Class B shares, Class C shares and Class D shares of this corporation issued and outstanding on the date of the Articles of Amendment to the Articles of Incorporation first establishing this Article 5, subpart (d) are hereby redesignated the series known as Centurion Counsel Market Neutral Fund Class A shares, Class B shares, Class C shares and Class D shares, respectively.

(e)   Voting Rights.

(1) Voting as Class or Series. All holders of shares of stock shall vote as a single class except (i) with respect to any matter which affects only one or more classes or series of stock, in which case only the holders of shares of the classes of each series affected shall be entitled to vote, or (ii) as otherwise may be required by the 1940 Act.

(2) Required Vote. Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of a greater proportion of the votes of all classes or series, or of any class or any series, of stock of this corporation, such action shall be effective and valid if taken or authorized by the affirmative vote of a majority of the total number of votes entitled to be cast thereon, except as otherwise provided in these Articles of Incorporation.

(3) Quorum. The presence in person or by proxy of the holders of a majority of the shares of stock of this corporation entitled to vote (without regard to series or class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more series or classes of stock, in which case the presence in person or by proxy of the holders of a majority of the shares of stock of each series or class required to vote as a series or class on the matter shall constitute a quorum.

(f)   Miscellaneous.

(1) Articles of Incorporation and Bylaws. All persons who shall acquire stock in this corporation shall acquire the same subject to the provisions of these Articles of Incorporation and the By-Laws of this corporation, as from time to time amended.


(2) Fractional Shares. This corporation may issue shares in fractional denominations to the same extent as its whole shares. Any fractional share shall carry proportionately the rights of a whole share including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon liquidation of this corporation. A fractional share shall not, however, have the right to receive a certificate evidencing it.

(3) Stock Dividends, Splits. Subject to this Article 5, shares of any class or series of this corporation's stock may be issued to the holders of shares of another class or series of this corporation, whether to effect a share dividend or split or otherwise, without the authorization or approval of the holders of shares of any class or series of this corporation."

RESOLVED FURTHER, that the President of this corporation is authorized and directed to execute Articles of Amendment to the Articles of Incorporation of this corporation, as heretofore amended, and to file such instrument with the Minnesota Secretary of State in the manner provided by the Minnesota Statutes.

The effective date of incorporation of this corporation was the 27th day of August, 1981. IN WITNESS WHEREOF, the undersigned has executed this document as of the ____ day of January 1999.




/s/ MARY R. LIMOGES, Secretary


                                      EXHIBIT 1.5






                             BYLAW
                               OF
                  CENTURION T.A.A. FUND, INC.
              (As in effect on January 1, 1996)

                          TABLE OF CONTENTS

                                                        PAGE
ARTICLE I. OFFICES, CORPORATE SEAL                        1
   Section 1.01 - Name                                    1
   Section 1.02 - Registered Office                       1
   Section 1.03 - Other Offices                           1
   Section 1.04 - Corporate Seal                          1

ARTICLE II. MEETINGS OF SHAREHOLDERS                      1
   Section 2.01 - Place and Time of Meetings              1
   Section 2.02 - Regular Meetings                        1
   Section 2.03 - Special Meetings                        2
   Section 2.04 - Quorum, Adjourned Meetings              2
   Section 2.05 - Voting                                  2
   Section 2.06 - Voting - Proxies                        3
   Section 2.07 - Closing of Books                        3
   Section 2.08 - Notice of Meetings                      3
   Section 2.09 - Waiver of Notice                        3
   Section 2.10 - Written Action                          4

ARTICLE III. DIRECTORS                                    4
   Section 3.01 - Number, Qualification and Term of
                  Office                                  4
   Section 3.02 - Election of Directors                   4
   Section 3.03 - General Powers                          4
   Section 3.04 - Power to Declare Dividends              5
   Section 3.05 - Annual Meeting                          5
   Section 3.06 - Board Meeting                           5
   Section 3.07 - Calling Meetings, Notice                6
   Section 3.08 - Waiver of Notice                        6
   Section 3.09 - Quorum                                  6
   Section 3.10 - Advance Consent or Opposition           6
   Section 3.11 - Conference Communications               6
   Section 3.12 - Vacancies; Newly Created                7
   Section 3.13 - Removal                                 7
   Section 3.14 - Committees                              7
   Section 3.15 - Written Action                          8
   Section 3.16 - Compensation                            8

ARTICLE IV. OFFICERS                                      8

   Section 4.01 - Number                                  8
   Section 4.02 - Election                                8
   Section 4.03 - Resignation                             8
   Section 4.04 - Removal and Vacancies                   9
   Section 4.05 - Chairman of the Board                   9
   Section 4.06 - President                               9
   Section 4.07 - Vice President                          9
   Section 4.08 - Secretary                               9
   Section 4.09 - Treasurer                              10
   Section 4.10 - General Counsel                        10
   Section 4.11 - Assistant Secretaries                  10
   Section 4.12 - Assistant Treasurers                   10
   Section 4.13 - Compensation                           10
   Section 4.14 - Surety Bond                            10

ARTICLE V. SHARES AND THEIR TRANSFER                     11
   Section 5.01 - Certificate for Shares                 11
   Section 5.02 - Issuance of Shares                     11
   Section 5.03 - Redemption of Shares                   12
   Section 5.04 - Transfer of Shares                     12
   Section 5.05 - Registered Shareholders                13
   Section 5.06 - Transfer Agents and Registrars         13
   Section 5.07 - Transfer Regulations                   13
   Section 5.08 - Lost, Stolen, Destroyed and
                           Mutilated Certificates        13

ARTICLE VI. DIVIDENDS, SURPLUS, ETC.                     14
   Section 6.01 - Dividends                              14
   Section 6.02 - Record Date                            14

ARTICLE VII. BOOKS AND RECORDS, AUDIT, FISCAL YEAR       14
   Section 7.01 - Share Register                         14
   Section 7.02 - Other Books and Records                14
   Section 7.03 - Audit; Accountant                      15

ARTICLE VIII. INDEMNIFICATION OF CERTAIN PERSONS         16
   Section 8.01                                          16

ARTICLE IX. VOTING OF STOCK HELD                         16
   Section 9.01                                          16

ARTICLE X. VALUATION OF NET ASSET VALUE                  17
   Section 10.01                                         17
   Section 10.02                                         17
   Section 10.03                                         18

ARTICLE XI. CUSTODY OF ASSETS                            19
   Section 11.01                                         19

ARTICLE XII. AMENDMENTS                                  19
   Section 12.01                                         19


                             BYLAW
                               OF
                  CENTURION T.A.A. FUND, INC.
              (As in effect on January 1, 1996)

ARTILCE I.
OFFICES, CORPORATE SEAL

Section 1.01. Name.  The name of the corporation is Centurion T.A.A.
Fund, Inc.

Section 1.02. Registered Office. The registered office of the corporation in Minnesota shall be that set forth in the Articles of Incorporation or in the most recent directors filed with the Secretary of State of Minnesota changing the registered office.

Section 1.03. Other Offices. The corporation may have such other offices, within or without the State of Minnesota, as the directors shall, from time to time, determine.

Section 1.04. Corporate Seal. The corporate seal shall be circular in form and shall have inscribed thereon the name of the corporation and the word "Minnesota" and the words "Corporate Seal." The form of the seal shall be subject to alteration by the Board of Directors, and the seal may be used by causing it or a facsimile to be impressed or affixed or printed or otherwise reproduced. Any officer or director of the corporation shall have authority to affix the corporate seal of the corporation to any document requiring the same.

ARTICLE II.
MEETINGS OF SHAREHOLDERS

Section 2.01. Place and Time of Meetings. Except as provided otherwise by Minnesota Statutes Chapter 302A, meetings of the shareholders may be held at any place, within or without the State of Minnesota, designated by the director and, in the absence of such designation, shall be held at the registered office of the corporation in the State of Minnesota. The directors shall designate the time of day for each meeting and, in the absence of such designation, every meeting of shareholders shall be held at ten o'clock A.M.

Section 2.02.  Regular Meetings.
(a) Annual meetings of shareholders are not required by these bylaws. Regular meetings of shareholders shall be held only with such frequency and at such times and places as required by law.

(b) At each regular meeting in the shareholds, voting as provided in the Articles of Incorporation and these Bylaws, shall designate the number of directors to constitute the Board of Directors (subject to the authority of the Board of Directors thereafter to increase the number of directors as permitted by law), shall elect directors, and shall transact such other business as may properly come before them.

Section 2.03. Special Meetings. special meetings of the shareholders may be held at any time and for any purpose and may be called by the Chairman of the Board, the President, any two directors, or by one or more shareholders holding ten percent (10%) or more of the share entitled to vote on the matters to be presented to the meeting.

Section 2.04. Quorum, Adjourned Meetings. The holders of a majority of the share outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting. In case a quorum shall not be present at a meeting, those present in person or by proxy shall adjourn the meeting to such day as they shall, by majority of vote, agree upon without further notice other than by announcement at the meeting at which such adjournment is taken. If a quoorum is present, a meeting any be adjourned from time to time without notice other than announcement at the meeting. At adjourned meetings at which a quorum is present, any business may be transacted which might have been transacted at the meeting originally noticed.
If a quorum is present, the shareholders may continue to transact business until adjournment notwithstanding in withdrawal of enough shareholders to leave less than a quorum.

Section 2.05. Voting. At each meeting of the shareholders, every shareholder having the right to vote shall be entitled to vote either in person or by proxy. Each shareholder, unless the Articles of Incorporation provide otherwise, shall have one vote for each share having voting power registered in his name on the books of the corporation. Jointly owned shares may be voted by any joint owner unless the corporation receives written notice from any one of them denying the authority of that person to vote these shares. Except as otherwise specifically provided by these Bylaws or as required by provisions of the Investment Company Act of 1940 or other applicable laws, all questions shall by decided by a majority vote of the number of shares entitled to vote and represented at the meeting at the time of the vote.

Section 2.06. Voting - Proxiess. The right to vote by proxy shall eist only in the instrument authorizing such proxy to act shall have been executed in writing by the shareholder himself or by his attorney thereunto duly authorized in writing. No proxy shall be voted on after eleven months from its date unless it provides for a longer period.

Section 2.07. Closing of Books. The Board of Directors may fix a time, not exceeding sixty (60) days preceding the date of any meeting of shareholders, as a record date for the determination of the shareholders entitled to notice of, and to vote at, such meeting, notwithstanding any transfer of share on the books of the corporation after any record date so fixed. The Board of Directors may close the books of the corporation against the transfer of shares during the whole or any part of such period. If the Board of Directors failes to fix a record date for determination of the shareholders entitlef to notice, and to vote at, any meeting of shareholders, the record date shall be the thirtieth (30th) day preceding the date of such meeting.

section 2.08. Notice of Meetings. There shall be mailed to each shareholder, shown by the books of the corporation to be a holder of record of voting shares, at his address as shown by the books of the corporation, a notice setting out the time and place of each regular meeting and each special meeting, which notice shall be mailed at least ten (10) days prior thereto; except that notice of a meeting at which an agreement of merger or consoldiation is to be considered shall be mailed to all shareholders of record, whether entitled to vote or not, at least two (2) weeks prior thereto. Every notice of any special meeting shall state that the purpose or purposes for which the meeting has been called, pursuant to Section 2.03, and the business transacted at all special meetings shall be confined to the purpose stated in such notice.

Section 2.09. Waiver of Notice. Notice of any regular or special meeting may be waived either before, at or after such meeting orally or in writing signed by each shareholder or representative thereof entitled to vote the share so represented. A shareholder, by his attendance at any meeting of shareholders, shall be deemed to have waived notice of such meeting, except where the shareholder objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened, or objects before a vote on an item of business because the item may not lawfully be considered at that meeting and does not participate in the consideration of the item at that meeting.

Section 2.10. Written Action. Any action which might be taked at a meeting of the shareholders may be taked without a meeting if done in writing and signed by all of the shareholders entitled to vote on that action.

ARTICLE III.
DIRECTORS

Section 3.01. Number, Qualification and Term of Office. Until the first meeting of shareholders, the number of directors shall be the number named in the Articles of Incorporation. Thereafter, the number of directors shall b established by resolution of the shareholders (subject to the authority of the Board of Directors to increase the number of directors permitted by law). In the absence of such shareholder resolution, the number of directors shall by the number last fixed by the shareholders or the Board of Directors, or the Articles of Incorporation. Directors need not be shareholders. Each of the directors shall hold office until the annual meeting of shareholders next held after his election and until his successor shall have been elected and shall qualify, or until the earlier death, resignation, removal or disqualification of such director.

Section 3.02. Election of Directors. Except as otherwise provided in sectio 3.12 and 3.13 hereof, the directors shall be elected at each regular shareholders' meeting. In the event that directors are not elected at the regular shareholders' meeting, provided that the notice of such meeting shall contain mention of such purpose. At each shareholders' meeting for the election of directors, the directors shall be elected by a plurality of the voted validly cast at such election.

Section 3.03.  General Powers.

(a) Except as otherwise permitted by statute, the property, affairs and business of the corporation shall be managed by the Board of Directors, which may exercise all the powers of the corporation except those powers vested solely in the shareholders of the corporation by statute, the Articles of Incorporation, or these Bylaws, as amended.

(b) All acts done by any meeting of the Directors or by anyperson acting as a director, so long as his successor shall not have been duly elected or appointed, shall, notwithstanding that it be afterwards discovered that there was some defect in the election of the directors or such person acting as aforesiad or that they or any of them were disqualified, be as valid as if the directors or such other person, as the case may be, had been duly elected and were or was qualified to be directors or a director of the corporation.

Section 3.04. Power to Declare Dividends.
(a) The Board of Directors, from time to time as they may deem advisable, may declare and pay dividends in cash or other property of the corporation, out of any source available for dividends, to the shareholders according to their respective rights and interest.

(b) The Board of Directors shall cause to be accompanied by a written statement any dividend payment wholly or partly from any source other
than   (i) The corporation's accumulated and accrued undistributed net income (determined in accordance with generally accepted accounting practice and the rules and regulations of the Securities and Exchange Commission then in effect) and not including profits or losses realized upon the sale of securities or other properties; or

   (ii) The corporation's net income so determined for the current or preceding fiscal year.

Such statement shall adequately disclose the source or sources of such payment and the basis of calculation and shall be in such form as the Commission may presribe.

(c) Notwithstanding the above provisions of this Section 3.04, the Board of Directors may at any time declare and distribute pro rata among the shareholders a "stock dividend" out of the corporation's authorized but unissued shares of stock, including any shares previously purchased by the corporation.

Section 3.05. Annual Meeting. The Board of Directors shall hold its annual meeting at the registered office of the corporation, or at such other place within or without the State of Minnesota as may be designated by the Board of Directors, for the purpose of electing the officers of the corporation and for the transaction of such other business as shall come before the meeting.

Section 3.06. Board Meetings. Meetings of the Board of Directors shall be held from time to time at such time and place within or without the State of Minnesota as may be designated in the notice of such meeting.

Section 3.07. Calling Meetings, Notice. A director may call a meeting by giving ten (10) days notice to all directors of the date, time, and place of the board meeting have been announced at a previous meeting of the board, no notice is required.

Section 3.08. Waiver of Notice. Notice of any meeting of the Board of Directors may be waived by any director either before, at, or after such meeting orally or in writing signed by such director. A director, by his attendence and participation in the action taken at any meeting of the Board of Directors, shall be deemed to have waived notice of such meeting, except where the director objects at the beginning of the meeting to the transaction of business because the item may not lawfully be considered at that meeting and does not participate at that meeting in the consideration of the item at that meeting.

Section 3.09. Quorum. A majority of the directors holding office immediately prior to a meeting of the Board of Directors shall constitute a quorum for the transaction of business at such meeting; provided, however, nothwithstanding the above, if the Board of Directors is taking action pursuant to the Investment Company Act of 1940, as now enacted or hereafter amended, a majority of directors who are not "interested persons" (as defined by the Investment Company Act of 1940, as now enacted or hereafter amended) of the corporation shall constitute a quorum for taking such action.

Section 3.10. Advance Consent or Opposition. A director may give advance written consent or opposition to a proposal to be acted on at a meeting of the Board of Directors. If such director is not present at the meeting, consent or opposition to a proposal does not constitute presence for purposes of determining the existence of a quorum, buy consent or opposition shall be counted as a vot in favor of or against the proposal and shall be entered in the minutes or other record of action at the meeting, if the proposal acted on at the meeting substantially the same or has substantially the same effect as the proposal to which the director has consented or objected.

Section 3.11. Conference Communications. Any or all directors may pariticipate in any meeting of the Board of Directors, or of any duly constituted committee thereof, by meas of a conference telephone conversation or other comparable communication technique whereby all persons participating in the meeting can hear and communicate to each other. For the purposes of establishing a quorum and taking any action at the meeting, such directors participating pursuant to this Section 3.11 shall be deemed present in person at the meeting; and the place of the meeting shall be the place or origination of the conference telephone conversation or other comparable communication technique.

Section 3.12. Vacancies; Newly Created Directorships. vacancies in the Board of Directors of this corporation occurring by reason of death, resignation, removal or disqualification shall be filled for the unexpired term by a majority of the remaining directors of the Board although less than a quorum; newly created directorship resulting from an increase in the authorized number of directors by action of the Board of Directors as permitted by Section 3.01 may be filled by a two-thirds (2/3) vote of the directors serving at the time of such increase; and each person so elected shall be a director until his seccessor is elected by the shareholders, who may make such election at their next regular meeting or at any meeting duly called for that purpose; provided, however, that no vacancy can be filled as provided above if prohibited by the provisions of the Investment Company Act of 1940.

Section 3.13. Romoval. The entire Board of Directos or any individual director may be removed from office, with or without cause, by a vote of the shareholders holding a majority of the shares entitled to vote at an election of directors. In the event that the entire Board or any one or more directors be so removed, new directors shall be elected at the same meeting, or the remaining directors may, to the extent vacancies are not filled at such meeting, fill any vacancy or vacancies created by such removal. A director named by the Board of Directors to fill a vacancy may be removed from office at any time, with or without cause, by the affirmative vote of the remaining directors if the shareholders have not elected directors in the interim between the time of the appointment to fill such vacancy and the time of the removal.

Section 3.14. Committees. A resolution approved by the affirmative vote of a majority of the Board of Directors may establish committees having the authority of the board in the management of the business of the corporation to the extent provided in the resolution. A committee shall consist of one or more persons, who need not be directors, appointed by affirmative vote of a majority of the directors present. Committees are subject to the direction and control of, and vacancies in the membership thereof shall be filled by, the Board of Directors, except as provided by Minnesota Statutes Section 302.A.243.

A majority of the members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the directors present.

Section 3.15. Written Action. Any action which might be taken at a meeting of the Board of Directors, or any duly constituted committee thereof, may be taken without a meeting if done in writing and signed by all of the directors or committee members.

Section 3.16. Compensation. Directors who are not salaried officers of this corporation or affiliated with it investment adviser shall receive such fixed sum per meeting attended and/ or such fixed annual sum as shall be determined, from time to time, by resolution of the Board of Directors. All such directors shall receive their expenses, if any, of attendance at meetings of the Board of Directors or any committee thereof. Nothing herein contained shall be construed to preclude any director from serving this corporation in any other capacity and receiving proper compensation therefor.


ARTICLE IV.
OFFICERS


Section 4.01.   Number.   the officer of the corporation shall
consisit of a Chairman of the Board (if one is elected by the Board), the Presidend, one or more Vice Presidents (if desired by the Board), a Secretary, A Treasurer and such other officers and agents as may, from time to time, may be held by the same person.

Section 4.02. Election, Term of Office and Qualifications. The Board of Directors shall elect, from within or without their number, the officers referred to in Section 4.01 of these Bylaws, each of whom shall have the powers, rights, duties, responsibilities, and terms in office provided for in these Bylaws or a resolution of the Board not inconsistent therewith. The President and all other officers who may be directors shall continue to hold office until the election and qualificationof their successors, notwithstanding an earlier termination of their derectorship.

Section 4.03.   Resingation.   Any officer may resign his
office at any time by delivering a written resignation to the corporation. Unless otherwise specificed therin, such resignation shall take effect upon delivery.

Section 4.04.   Removal and Vacancies.   Any officer may be
removed form his office by a majority of the whole Board of Directors with or without cause. Such removal, however, shall be without prjudice to the contract rights of the person so removed. If there be a vacancy among the officers of the corporation by reason of death, resignation, or otherwise, such vacancy shall be filled for the unexpired term by the Board of Directors.

Section 4.05.   Chairman of the Board.   the Chairman of the
Board, if one is elected, shall preside at all meetings of the shareholder and directors and shall have such other duties as may be prescribed, from time to time, by the Board of Directors.

Section 4.06.   President.   The President shall have general
active management of the business of the corporation. In the absence of the Chairman of the Board, he shall preside at all meetings of the shareholders and directors. He shall be the chief executive officer of the corporaiton and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall be ex officio a member of all standing committiess. He may execute and deliver, in the name of the corporaiton, any deeds, mortgages, bonds, contracts, or other instruments pretaining to the business of the corporation and, in general, shall perform all duties usually incident to the office of the President. He shall have such other duties as may, from time to time, be prescribed by the Board of Directors.

Section 4.07.   Vice President.   Each Vice President shall have
such powers and shall perform such duties as may be specified in the Bylaws or prescribed by the Board of Directors or by the President. In the event of absence or disability of the President, Vice Presidents shall succeed to his power and duties in the order designated by the Board of Directors.

Section 4.08.   Secretary.   The Secretary shall be secretary of,
and shall attend, all meetings of the shareholders and Board of directors and shall record all proceeding of such meeting in the minuite book of the corporation. He shall give proper notice of meetings of shareholders and directors. He shall keep the seal of the corporation and shall affix the same to any instrument requiring it and may, when necessary, attest the seal by his signature. He sahll perform such other duties as may, from time to time, be prescribed by the Board of Directors or by the Predsident.

Section 4.09.   Treasurer.   The Treasurer shall be the chief
financial officer and shall keep accurate accounts of all money of the corporation received or disbursed. He shall deposit all moneys, drafts and checks in the name of, and to the credit of, the corporation in such banks and depositaries as a majority of the whole Board of Directors shall, from time to time, designate. He shall have power to endorse, for deposite, all notes, checks and drafts recieved by the corporation. He shall disburse the fund of the corporation, as ordered by the Board of Directors, making proper vouchers therefor. He shall render to the President and the directors, whenever required, an account of all his transactions as Treasurer and of the financial condition of the corporation, and shall preform such other duties as may, from time to time, be prescribed by the Board of Directors or by the President.

Section 4.10.   General Counsel.   The General Counsel shall
perform such duties as may, from time to time, be prescribed by the Board of Directors or by the President.

Section 4.11.   Assistant Secretaries.   At the request of the
Secretary, or in his absence or disability, any Assistant Secretary shall have power to preform all the duties of the Secretary, and, when so acting, shall have all the powers of, and be subject to all restrictions upon, the Secretary. The Assistand Decretaries shall perform such other duties as from time to time may be assigned to them by the Board of Directors or the President.

Section 4.12. Assistant Treasurers. At the request of the Treasurer or in his absence or disability, any Assistant Treasurer shall have power to perform all the duties of the Treasurer, and when so acting, shall have all the powers of, and be subject to all the restructions upon, the Treasurer.
The Assistant Treasurers shall perform such other duties as from time to time may be assigned to them by the Board of Directors or the President.

Section 4.13. Compensation. The officers of this corporation shall receive such compensation for their services as may be determined, from time to time, by resolution of the Board of Directors.

Section 4.14.   Surety Bonds.   The Board of Directors may
require any office or agent of the corporation to execute a bond (including, without limitation, any bond required by the Investment Company Act of 1940 and the rules and regulations of the Securities and Exchange Commission) to the corporation in such sum and with such surety or sureties as the Board of Directors may determine, conditioned upon the faithful performance of his duties to the corporation, including responsibility for negligence and for the accounting of any of the corporaiton's property, funds or securities that may come into his hands. In any such case, a new bond of like character shall be given at least every six years, so that the date of the new bond immediately preceding.

ARTICLE V.
SHARES AND THEIR TRANSFER

Section 5.01.   Certificates for Shares.
(a) The corporation may have certificated or uncertificated shares, or both, as designated by resolution of the Board of Directors. Every owner of certificated shares of the corporation shall be entitled to a certificate, to be in such form as shall be prescribed by the Board of Directors, certifying the number of shares of the corporation owned by him. Within a reasonable time after the issuance or transfer of uncertificated shares, the corporation shall send to the new shareholder the information required to be stated on certificates. Certificated shares shall be numbered in the order in which they shall be issued and shall be signed, in the name of the corporation, by the President or Vice President and by the Treasurer or Secretary or by such officers as the faacsimile if authorized by the Board of Directors. Every certificate surrendered to the corporation for exchange or transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except in cases provided for in Section 5.08.

(b) In case any officer, transfer agent or registrar who shall have signed any such certificate, or whose facsimile signature has been placed thereon, shall cease to be such an officer (because of death, resignation or otherwise) before delivered by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 5.02.   Issuance of Shares.   The Board of Directors is
authorized to cause to be issued shares of the corporation up to the full amount authorized by the Articles of Incorporation in such amount as may be determined by the Board of Directors and as may be permitted by law. No shares shall be alloted except in consideration of cash or other property, tangible or intangible, received or to be received by the corporation under a written agreement, of services rendered or to be rendered to the corporation under a written agreement, or of an amount transferred from surplus to stated capital upon a share divdidend. At the time of such allotment of shares, the Board of Directors making such allotments shall state, by resolution, their determination of the fair value to the corporation in monetary terms of any consideration other than cash for which shares are allotted. No shares of stock issued by the corporation shall be issued, sold, or exchanged by or on behalf of the corporation for any amount less than the net asset value per share of the shares outstanding as determined pursuant to Article X hereunder.

Section 5.03.   Redemption of Shares.   Upon the demand of any
shareholder, this corporation shall redeen any share of stock issued by it held and owned by such shareholder at the net asset value thereof as determined pursuant to Article X hereunder. The Board of Directors may suspend the right of redemption or postpone the
date of payment during any period when:   (a)   trading on the
New York Stock Excchange is restricted or such Exchange is closed
for other than weekends or holidays;   (b)   the Securities and
Exchange Commission has by order permitted such suspension; or
(c) an emergency as defined by rules of the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the corporation not reasonably practicable.

If following a redemption request by any shareholder of this corporation, the value of such shareholder's interest in the corporation fall below $500, the corporation's officers are authorized in their descretion, on behalf of the corporation, to redeem such shareholder's entire interest and remit such amount, provided that such a redemption will only be effected by the
corporation following:   (a)   a redemption by a shareholder wich
causes the value of such shareholder's interest in the corporation
to fall below $500;  (b)   the mailing by the corporation to such
shareholder of a "notice of intention to redeem"; and (c)   the
passage of at least sixty (60) days from the date of such mailing, during which time the shareholder will have the opportunity to make an additional investment in the corporation to increase the value of such shareholder's account to at least $500.

Section 5.04.  Transfer of Shares.   Transfer of shares on the book
of the corporation may be authorized only by the shareholder named in the certificate, or the shareholder's legal representative, or the shareholder's duly authorized attorney-in-fact, and upon surrender of the certificate or the certificated for such shares or a duly executed assignment covering shares held in unissued form. The corporation may treat, as the absolute owner of shares of the corporation, the person or persons in whose name shares are registered on the books of the corporation.

section 5.05. Registered Shareholders. The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interst in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of Minnesota.

Section 5.06. Transfer Agents and Registrars. The Board of Directors may from time to time appoint or remove transfer agents and/or registrars of transfers of shares of stock of the corporation, and it may appoint the same person as both transfer agent and registrar. Upon any suich appointment being made all certificates representing shares of capital stock thereafter issued shall be countersigned by one of such transfer agents or by on of such registrars of transfers or by both and shall not be valid unless so countersigned. If the same person shall be both transfer agent and registrar, only one countersignature by such person shall be required.

Section 5.07.   Transfer Regulations.   the shares of stock of the
corporation may be freely transferred, and the Board of Directors may from time to time adopt rules and regulations with reference to the medhod of transfer of the shares of stock of the corporation.

Section 5.08. Lost, stolen, Destroyed and Mutilated Certificates. The holder of any stock of the corporation shall immediately notify the corporation of any loss, theft, destruction or mutilation of any certificate therefor, and the Board of Directors may, in its discretion, cause to be issued to him a new certificate or certificates of stock, upon the surrender of the mutilated certificate or in case of loss, theft or destruction of the certificate upon satisfactory proof of such loss, theft, or destruction. A new certificate or certificated of stock will be issued to the owner of the lost, stolen or destroyed certificate only after such owner, or his legal represenattives, give to the corporation and to such registrar or transfer agent as may be authorized or required to countersign such new certificate or certificates a bond, in such sum as they may direct, and with such surety or sureties, as they may direct, as indemity againt any claim that may be made against them or any of them on account of or in connection with the alleged loss, theft, or destruction of any such certificate.

ARTICLE VI.
DIVIDENDS, SURPLUS, ETC.

Section 6.01. Dividends. The corporation shall distribute quarterly substantially all of its net investment income, if any, and annually substantially all of its net realized capital gains, if any.

It shall be the policy of the corporation to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code, so that the corporation will not be subjected to Federal income tax on such part of its income or capital gains as it distributes to shareholders.

Section 6.02.   Record Date.   Subject to any provisions of the
Articles of Incorporation, the Board of Directors may fix a date not exceeding forty (40) days preceding the date fixed for the payment of any dividend as the record date for the determination of the shareholders entitled to receive payment of the dividend and, in such case, only shareholders of record on the date so fixed shall be entitled to receive payment of such dividend notwithstanding any trnasfer of shares on the books of the corporation after the record date.


ARTICLE VII.
BOOKS AND RECORDS, AUDIT, FISCAL YEAR

Section 7.01.   Share Register.   The Board of Directors of the
corporation shall cause to be kept at its principal executive office, or at another place or placed within the United States determined by the board:

   (1) a share register not more than one year old, containing the names and addresses of the shareholders and the number and classes of shares held by each shareholder; and

   (2) a record of the dates on which certificates or transaction statements representing shares were issued.

Section 7.02.   Other Books and Records.   The Board of Directors
shall cause to be kept at its principal executive office, or, if its principal executive office is not in Minnesota, shall make availablle at ist registered office within ten (10) days after receipt by an officer of the corporaiton of a written demand for them made by a shareholder or other person authorized by Minnesota Statutes Section 302A.461, originals or copies of:

(1) records of all proceedings of shareholders for the last three years;

(2) records of all proceedings of the board for the last three years;

(3)   its articles and all amendments currently in effect;

(4)   its bylaws and all amendments currently in effect;

(5) financial statements required by Minnesota Statutes Section 302A.463 and the financial statement for the most recent interim period preparied in the course of the opertion of the corporation for distribution to the shareholders or to a governmental agency as a matter of public record;

(6) reports made to shareholders generally within the last three years;

(7) a statement of the names and usual business addresses of its direcotrs and principal officers;

(8) any shareholder voting or control agreements of which the corporaiton is aware; and

(9) such other records and books of account as shall be necessary and appropriate to the conduct of the corporate business.

Section 7.03.   Audit; Accountant.

(a) The Board of Directors shall cause the records and books of account of the corporation to be audited at least once in each fiscal year and at such other times as it may deem necessary or appropriate.

(b) The corporation shall employ an independent public accountant or firm of independent public accountants as its Accountant to examine the accounts of the corporaiton and to sign and certify financial statements by the corporation. The Accountant's certificates and reports shall be addressed boyth to the Board of Directors and to the shareholders.

(c) A mojority of the members of the Board of Directors shall select the Accountant at any meeting held before the first regular stockholders' meeting and thereafter shall select the Accountant annually at a meeting held within thirty (30) days before or after the beginning of the fiscal year of the corporation or before the regular shareholders' meeting, if any, in that year. Such selection shall be submitted for ratification or rejection at the next succeeding regular shareholders' meeting, if such a meeting is held. If such a meeting shall reject such selection, the Accountant shall be selected by majority vote, either at the meeting at which the rejection occurred or at a subsequent meeting of shareholders called for the purpose.

(d) Any vacancy occurring between regular meetings, due to the death, resignation or otherwise of the Accountant, may be filled by the Board of Directors.

Section 7.04.   Fiscal Year.   The fiscal year of the corporation
shall be determined by the Board of Directors.


ARTICLE VIII.
INDEMNIFICATION OF CERTAIN PERSONS


Section 8.01. The corporation shall indemnify such persons, for such expenses and liablilities, in such manner, under such circumstances, and to such extent as permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended, provided, however, that no such indemnification may be made if it would be in voilation of Section 17 (h) of the Investment Company Act of 1940, as now enacted or hereafter amended.


ARTICLE IX.
VOTING OF STOCK HELD


Section 9.01. Unless otherwise provided by resolution of the Board of Directors, the President, any Vice President, the Secretary or the Treasurer, may from time to time appoint an attorney or attorneys or agents of the corporation, in the name and on behalf of the corporation, to cast the votes which the corporation may be entitled to cast as a stockholder or otherwise in any other corporation or association, any of whose stock or securities may be held by the corporation, at meetings of the holders of the stock or other securities of any such other corporaiton or association, or to consent in writing to any action by any such other corporaiton or association, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executied on behalf of the corporation and under its corporate seal, or otherwise, such written proxies, consents, waivers, or other instruments as it may deem necessary or proper; or any of such officers may themselve attend any meeting of the holders of stock or other securities of any such corporaiton or association and thereat vote or exercise any or all other powers of the corporation as the holders of such stock or other securities of such other corporation or association, or consent in writing to any action by any such other corporation or association.


ARTICLE X.
VALUATION OF NET ASSET VALUE


Section 10.01. The Board of Directors or its delegates shall determine the value of all the assets of the corporation as of the close of trading on the New York Stock Exchange on each business day in which such Exchange is open for unrestricted trading and they shall determine such value as of such other times as the Board of Directors shall designate.

Section 10.02.   Computation of Per Share Net Asset Value.

(a) Net Asset Value Per Share. The net asset value of each share as of any particular time shall be the quotient obtained by dividding the value of the net assets of the corporation by the total number of shares outstanding.

(b)   Value of Corporation's Net Assets.   The value of the
corporation's net assets as of any particular time shall be the value of the corporation's assets less its liablilities, determined and computed as follows:

(i)   Corporation's Assets.   The corporation's assets shall be
deemed to include: (A) all cash on hand or on deposit, including any interest accrued thereon, (B) all bills and demand notes and accounts receivable, (C) all securities owned or contracted for by the corporation, (D) all stock and cash dividend and cash distributions payable to but not yet received by the corporation (when the valuation of the underlying security is being determined ex-dividend),
(E) all interest accrued on any interest-bearing securities owned by the corporation (except accrued interest included in the valuation of the underlying secuity) and (F) all other property of every kind and nature, including prepaid expensed.

(ii)   Valuation of Assets.   The value of such assets is to be
determined as follows:

   (1)   Cash and Prepaid Expenses.   The value of any cash on hand
and of any prepaid expenses shall be deemed to be their full amount.

   (2)   Other Current Assets.   The value of any cash on deposit,
bills, demand notes, accounts receivable, and chas dividedns and interest declared or accrued as aforesaid and not yet received shall be deemed to be the full amount thereof, unless the Board of Directors shall determine that any such item is not worth its full amount. In such case the value of the item shall be deemed to be its reasonable value, as determined by the Board of Directors.

   (3)   Marketable Securities.   The value of any security for which
market quotations are readily available shall be determined by reference to such quotations if all securities of the same class held by the corporation can be readily sold in such market.

    (4)   Other Securities and Property.   The value of any other
property, the valuation of which is not provided for above, shall be its fair value as determined by the Board of Directors after consideration of the factors determined by the Board of Directors to bear on such value, including the factors referred to in Section
10.03 of these Bylaws.

(iii)   The corporation's Liabilities.   The corporation's liabilities
shall not be deemed to include outstanding shares and surplus. They shall be deemed to include (A) all bills and accounts payable, (B) all administrative expenses accrued, (C) all contractual obligations for the payment of money or property, including the amount of any declared but unpaid dividends upon the corporation's shares, (D) all reserves authorized or approved by the Board of Directors for taxes or contingencies and (E) all other liabilities of whatsoever kind and nature except any liabilities represented by the corporation's outstanding shares and surplus.

Section 10.03   Valuation Factors.   Among the factors to be
considered by the Board of Directors in determining the fair value of any security held in the portfolio of the corporation shall be the estimated underwriting commissions if underwriting would be required to effect a sale; the current yields on comparable securities; the estimated amount of the floating supply of such securities available; the percentage of the issue held by the corporation; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and, in addition, any other factors affecting fair value, all in accordance with the Investment Company Act of 1940. In making valuations, opinions of counsel may be relied upon as to whether or not securities are subject to legal or contractual delays in or restrictions on resale and as to the legal requirements for public sale.


ARTICLE XI.
CUSTODY OF ASSETS


Section 11.01. All securities and cash owned by this corporation shall, as hereinafter provided, be held by or deposited with a bank or trust company having (according to its last published report) not less than Two Million Dollars ($2,000,000) aggregate capital, surplus and undivided profits (the "Custodian").

This corporation shall enter into a written contract with the Custodian regarding the powers, duties and compensation of the Custodian with respect to the cash and securities of this corporation held by the Custodian. Said contract and all amendments thereto shall be approved by the Board of Directors of this corporation. In the event of the Custodian's resignation or termination, the corporation shall use it best efforts promptly to obtain a successor Custodian and shall require that the cash and securities owned by this corporation held by the Custodian be delivered directly to such successor Custodian.


ARTICLE XII.
AMENDMENTS


Section 12.01. These Bylaws may be amended or altered by a vote of the majority of the Board of Directors at any meeting provided that notice of such proposed amendment shall have been given in the notice given to the directors of such meeting. Such authority in the Board of Directors is subject to the power of the shareholders to change or repeal such Bylaws by a majority vote of the shareholders present or represented at any regular or special meeting of shareholders called for such purpose, and the Board of Directors shall not make or alter any Bylaws dixing a quorum for meeting sor shareholders, prescribing procedures for removing directors or filling vacancies in the Board of Directors, or fixing the number of directors or their classifications, qualifications or terms of office, except that the Board of Directors may make or alter any Bylaws to increase their number.




CERTIFICATE OF ADOPTION OF BYLAWS

CENTURION T.A.A. FUND, INC.
a Minnesota Corporation


THIS IS TO CERTIFY that I am the duly-elected, qualified and acting Secretary of CENTURION T.A.A. FUND, INC., a Minnesota corporation and that the foregoing Bylaws are the duly ratified and adopted Bylaws of said Corporation in effect on January 1, 1996 by the person appointed as the First Director of said Corporation.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of January, 1996.






/s/
MARY R. LIMOGES



                                       EXHIBIT 2




April 22, 1999



CENTURION COUNSEL FUNDS, INC.
11545 West Bernardo Court, Suite 100
San Diego, CA 92127

Ladies and Gentlemen:

We have acted as counsel to Centurion Counsel Funds, Inc. (the "Fund"), a corporation organized under the laws of the state of Minnesota, in connection with the preparation of a registration statement on Form N-1A covering the offer and sale of an indefinite number of shares of Common Stock of the Fund (the "Common Stock"), 20,000,000 million designated as a series called "Centurion Counsel Market Neutral Fund," par value $.001 per share (the "Shares").

We have examined copies of the Articles of Incorporation and By-Laws of the Fund, the Fund's Prospectus and Statement of Additional Information included in its Registration Statement on Form N-1A, Securities Act File
No. 2-73955 and investment Company Act File No. 811-3257 (the "Registration Statement"), consents of the Board and other records, documents and papers that we have deemed necessary for the purpose of this opinion. We have also examined such other statutes and authorities as we have deemed necessary to form a basis for the opinion hereinafter expressed.

In our examination of the above material, we have assumed the genuineness of all signatures and the conformity to original documents of all copies submitted to us. As to various questions of fact material to our opinion, we have relied upon statements and certificates of officers and representatives of the Fund and others.


Based upon the foregoing, we are of the opinion that:

1. The Fund is duly organized and validly existing as a corporation in good standing under the laws of the state of Minnesota.

2. The Shares of the Fund to be offered for sale pursuant to the Registration Statement are, to be extent of the number of Shares authorized to be issued by the Fund in its Articles of Incorporation, duly authorized and, when sold, issued and paid for as contemplated by the Registration Statement, will have been validly and legally issued and will be fully paid and nonassessable.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement, to the reference to us in the Fund's Prospectus and Statement of Additional Information and to the filing of this opinion as an exhibit to any application made by or on behalf of the Fund or any distributor or dealer in connection with the registration or qualification of the Fund or the shares under the securities laws of any state or other jurisdiction.

We are members of the Bar of the state of California only. Except as to the corporate law of the state of Minnesota to the extent referred to above, we do not opine as to the laws of any jurisdiction other than the laws of the state of California and the laws of the United States. The opinions set forth above are, accordingly, limited to the laws of those jurisdictions.

Very truly yours,

FOR THE FIRM



/s/ BRUCE J. RUSHALL

BJR:cjd
CENTURION COUNSEL FUNDS, INC.
April 22, 1999
Page 2


                                       EXHIBIT 10









                      Consent of Independent Accountants

We consent to the inclusion in Form N-1A of Centurion Counsel Funds, Inc. (formerly Centurion T.A.A. Fund, Inc.) of our report dated February 5, 1999, on our audit of the financial statements and selected per share data and ratios of Centurion T.A.A. Fund, Inc., as of December 31, 1998.



/s/
Squire & Co.
14458 Crestwood Ave.
Poway, California
March 31, 1999

                                   EXHIBIT 11












CENTURION COUNSEL FUNDS, INC.

MARKET NEUTRAL FUND

Statement of Additional Information

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus of Centurion Counsel Funds, Inc.-- Market Neutral Fund (the "Fund") dated June ___, 1999 (the "Prospectus"). A copy of the Prospectus may be obtained by contacting the Fund's principal underwriter, Centurion Institutional Services, Inc. ("CISI" or the "Distributor"), at 11545 W. Bernardo Court, Suite 100, San Diego, California 92127 (Telephone: (619) 673-8536).


TABLE OF CONTENTS

Page

FUND HISTORY                                                2

FUND INVESTMENTS AND RISKS                                  2

FUND MANAGEMENT                                             3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES         6

INVESTMENT ADVISORY AND OTHER SERVICES                      6

UNDERWRITING ARRANGEMENTS                                   9

BROKERAGE ALLOCATIONS AND OTHER PRACTICES                  13

CAPITAL STOCK AND OTHER SECURITIES                         15

RETIREMENT ACCOUNTS                                        20

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION             21

TAXATION OF THE FUND                                       21

CALCULATION OF PERFORMANCE DATA                            22

LIMITATION OF DIRECTOR LIABILITY                           24

ADDITIONAL INFORMATION                                     25

FINANCIAL STATEMENTS                                       26

                                         Dated June ____, 1999

FUND HISTORY

The Fund was incorporated on August 27, 1981 under the laws of Minnesota. IRI Asset Management, Inc., a Minneapolis based investment adviser, served as the Fund's adviser from its inception until March 1988. At that time, the Fund's shareholders approved Excel Advisors, Inc. as the Fund's adviser and the offices of the Fund were moved to San Diego, California. In December 1994, the Fund's shareholders approved Centurion Counsel, Inc. ("Centurion Counsel") as the Fund's Adviser and approved the Fund's current fundamental investment objective and policies, which were implemented by the Adviser in January 1995.

	FUND INVESTMENTS AND RISKS

Classification.	The Fund is an open-end, diversified management
investment company that only issues shares of common stock. By purchasing shares in the Fund, investors are pooling their money to acquire a diversified portfolio of securities and other assets.

Investment Strategies and Risks. The Fund's principal and other investment strategies are set forth in the Prospectus.

Fund Policies. The Fund has the investment restrictions set forth below which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. These investment restrictions are set forth below:

(1) The Fund will not invest more than 5% of its net assets (taken at the lower of cost or value) in securities of any one company. The Fund will also limit its investment in a single company to not more than 10% of that company's outstanding voting securities. Further, the Fund will not invest more than 25% of its total assets in securities issued by companies in any single industry.

(2) The Fund will not invest more than 5% of its total assets in securities of companies, including any predecessors, less than three years old.

(3) The Fund will not invest in another investment company except as a part of a plan of merger, acquisition or consolidation.

(4) The Fund will not buy or sell real estate, commodities or commodity contracts, except the Fund may invest up to 50% of its net assets in index futures contracts and options thereupon.

(5)   The Fund will not buy on margin.

(6) The Fund will not pledge or mortgage its assets, except to the extent that writing covered call options or future contracts or options may be deemed to be pledging or mortgaging assets.


(7) The Fund will not borrow money or property (for example, securities), except that as a temporary measure for extraordinary purposes or emergencies, the Fund may borrow from banks up to 5% of the value of its total assets.

(8) The Fund will not make cash loans. However, the Fund may purchase bonds or other debt securities sold publicly, including short-term securities which may be acquired under agreements by the sellers to repurchase; provided that not more than 10% of the Fund's net assets will, at any time, be subject to repurchase agreements which mature in more than seven days. The Fund does not consider these debt securities and other short-term investments to be loans.

(9) The Fund may not invest more than 5% of its net assets in illiquid investments. For the purposes of this restriction, "Illiquid investments" are Restricted Securities or securities which cannot be disposed of within seven (7) days in the normal course of the Fund's business at approximately the amount at which the Fund has valued such securities.

(10)   The Fund will not act as an underwriter.

(11) The Fund will not buy any securities of a company if it knows that the officers or directors of the Fund, who own ? of 1% or more of the company's securities, together own more than 5% of the company's securities.

(12) The Fund will not invest in exploration or development programs, such as oil or gas programs.

(13) The Fund will not invest 35% or more of its net assets in debt obligations of corporations and other issuers which are not rated in one of the four highest rating categories by a nationally recognized statistical rating organization.

(14)   The Fund will not buy or sell foreign currency exchange securities.

(15) The Fund will not invest more than 50% of its net assets in options contracts, including put options and/or call options to purchase or sell equity securities.

If a percentage limitation described above is adhered to at the time of the investment by the Fund, a later increase or decrease in the percentage resulting from any change in the value of the Fund's net assets will not constitute a violation of the restriction.

      FUND MANAGEMENT

Officers and Directors

The names, addresses and principal occupations of directors and executive officers of the Fund for the past five years are given below:

                         FUND MANAGEMENT

                              Positions with the Fund and Principal
Name and (Age)                Occupations During Past 5 Years              Business Address


Carol Ann Freeland (61)<F1>   Has served as a director of the Fund since   4015 Beltline Road, #200
                              December 20, 1994.  Since 1992,              Dallas, TX 75244
                              Executive Vice President, Collateral Equity
                              Management, of Dallas, Texas.  From
                              1987 to 1992, Executive Vice President,
                              Financial Services Exchange, Irving,
                              Texas; from 1985 to 1986, Vice President,
                              Marketing, Property Co. of America,
                              Dallas, Texas.  She has served as a
                              registered representative of World Invest
                              Corporation, a licensed broker-dealer
                              since 1994.

Richard E. Hall (73)          Has served as a director of the Fund since   10 Carson Drive
                              December 20, 1994.  Since 1989, a retired    Grant's Pass, OR 97526
                              financial planner and securities salesman.
                              Served as registered representative and
                              director of PIM Financial Services, Inc.
                              ("PIM"), an affiliate of Centurion Counsel,
                              Inc., from 1983 to 1989.  Until July, 1994,
                              Mr. Hall owned approximately 3% of the
                              shares of CI Holding Group, Inc.,
                              Centurion Counsel, Inc.'s parent
                              corporation.  At that time he sold his
                              shares for fair value to an Affiliate of
                              Centurion Counsel, Inc.  There is no
                              agreement or understanding between Mr.
                              Hall and Centurion Counsel, Inc. or its
                              Affiliates regarding his service as a director
                              of the Fund.

Jack K. Heilbron (48)<F2>     Has served as a director of the Fund since    11545 W. Bernardo Court, #100
                              December 20, 1994.  Also served as a          San Diego, CA 92127
                              Director of the Fund from 1989 to 1990.
                              He has served as portfolio manager for the
                              Fund since 1990.  Since 1984 he has served
                              as Chairman and Chief Executive Officer
                              of C I Holding Group, Inc. and PIM.
                              Since 1989, he served Chairman and Chief
                              Investment Officer of Centurion Counsel,
                              Inc.  For the period 1988 until 1989, he
                              served as an officer and director of Excel
                              Interfinancial Corporation, the parent of
                              Excel Advisors, Inc.

Russell W. Ketron (55)<F2>    Has served as a director of the Fund since    1701 Novato Blvd., # 204
                              December 20, 1994.  A Certified Financial     Novato, CA 94947
                              Planner since 1977.  Since 1979 has been a
                              registered principal with Protected
                              Investors of America, a national broker-
                              dealer firm.  Has been an instructor at
                              Sierra Nevada College since 1985 and at
                              the College of Marin since 1991.

Douglas Werner (47)           Has served as a director of the Fund since    140 Brightwood Ave.
                              December 20, 1994.  Since 1993 has been       Chula Vista, CA 92010
                              President of Tracks Publishing, a printing
                              firm located in Chula Vista, California.
                              Since 1980, has served as President and
                              owner of Werner Graphics, a graphic
                              design firm located in San Diego, California.

<F1>  Although this Director may be an "affiliated person" of a broker/dealer registered under the Securities and Exchange Act of 1934, as defined under the Investment Company Act of 1940, the Fund has determined that this person is not an "interested person" of the Fund, Centurion Counsel, Inc. or its Affiliates, as defined under the Investment Company Act of 1940 by reason of Rule 2a19-1 promulgated thereunder.

<F2>  This Director is an "interested person" of Centurion Counsel, Inc., the Fund, or a registered broker/dealer, as defined under the Investment Company Act of 1940, as amended.








Fund Executive and Director Compensation

The following Table sets forth information for each of the directors of the Fund, all members of any advisory board of the Fund, and for each of the three highest paid executive officers or any affiliated person of the Fund whose aggregate compensation from the Fund for the Fund's year ended
December 31, 1998.

	COMPENSATION TABLE

                      COMPENSATION TABLE

  (1)                 (2)           (3)          (4)        (5)

                                                          Total
                                 Pension or               Compensation
                                 Retirement    Estimated  From
                   Aggregate     Benefits      Annual     Registrant
Name of            Compensation  Accrued As    Benefits   and Fund
Person,            From          Part of Fund  Upon       Complex Paid
Position           Registrant    Expenses      Retirement to Directors

Jack K. Heilbron,     -0-**        -0-            -0-         -0-
Chairman of the
Board

Carol Ann Freeland,  $1800*        -0-            -0-        $1800*
Director

Richard E. Hall,     $1800*       -0-            -0-         $1800*
Director

Russell W. Ketron,   $1800*       -0-            -0-         $1800*
Director

Douglas Werner,      $1800*       -0-            -0-         $1800*
Director

<F1>*    Directors are paid $400 per meeting.  There were four scheduled quarterly meetings for 1998.

<F2>**  Mr. Heilbron receives no compensation, including no director fees, for his service to the Fund either directly or indirectly from the Fund or any other investment company in a Fund Complex which includes the Fund.

The Fund does not have a standing audit or nominating committee of its board of directors, or committees performing similar functions. The Fund pays no compensation to any of its officers and directors, except for a $200 per year retainer and a fee of $400 for each meeting attended (other than telephonically) by each director not affiliated with Centurion Counsel and reimburses such nonaffiliated directors for their travel expenses to attend directors' meetings. The board of directors held a total of four
(4) regular meetings during its last fiscal year.

	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 9, 1999, to the knowledge of management, no one person or persons could control the Fund through the exercise of voting rights. As of March 9, 1999, to the knowledge of management, no person owned beneficially more than 5% of the outstanding shares of the Fund. The following directors or nominees for the position of director or officers, as of March 9, 1999, beneficially owned shares of the Fund.





                             Number        % of Total
                             of Shares  Outstanding Shares*


Richard E. Hall               22,980           1.72%

Jack K. Heilbron               3,005            .22%

Russell W. Ketron              6,626            .49%

Doug Werner                      521            .04%

* All classes on a combined basis.

            INVESTMENT ADVISORY AND OTHER SERVICES

General

The Fund's Adviser,  Centurion Counsel, was incorporated in the State of
California in 1984 and has since that time been an SEC-registered investment adviser. Centurion Counsel has acted as the Fund's investment adviser since
January 1, 1995. In addition to its services to the Fund, Centurion Counsel's primary business activities include investment consulting to individuals, corporations and institutions and the providing of investment banking services and other activities related to the investment and securities industries.

Centurion Group, Inc. ("CGI") was incorporated in the State of California in 1984. CGI has acted as the Fund's accounting services agent, transfer agent, dividend disbursing agent and administrative services agent since
January 1, 1995.


Centurion Institutional Services, Inc. was incorporated in the State of California in 1991. CISI has served as the Fund's principal underwriter
(Distributor) since January 1, 1995. CISI has been an SEC-registered broker-dealer since July 1991. Since then, CISI has been engaged primarily in the business of clearing securities trades for its corporate and institutional clients.

Centurion Counsel, CGI and CISI are wholly owned subsidiaries of C I
Holding Group, Inc. ("C I Holding"), a California corporation that is engaged through its subsidiaries in various aspects of the financial services industry. Approximately 40% of C I Holding's common shares, on a fully diluted basis, are owned by officers and directors of C I Holding.

Investment Advisory Agreement

The Fund has contracted with its Adviser, Centurion Counsel, for investment advice and management services pursuant to the Investment Advisory Agreement
(the "Adviser Agreement"). The Fund's Adviser Agreement continues from year to year only if a majority of the Fund's directors (including a majority of disinterested directors as described above) approve. The Adviser Agreement may be terminated by either the Fund or Centurion Counsel on 60 days' written notice to the other, and terminates automatically in certain situations.
The Adviser Agreement was approved by the shareholders of the Fund on December 20, 1994 and was last approved by the Fund's board of directors
(including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Fund) on February 5, 1999.

Under the Adviser Agreement, Centurion Counsel has the sole and exclusive responsibility for the management of the Fund's portfolio and the making and execution of all investment decisions for the Fund subject to the objectives and investment restrictions of the Fund and subject to the supervision of the Fund's board of directors. Under the Fund's Adviser
Agreement, Centurion Counsel also furnishes, at its own expense, office facilities, equipment and personnel for servicing the investments of the Fund. Centurion Counsel has agreed to arrange for the Fund's officers or employees to serve without compensation from the Fund if duly elected to such positions by the shareholders or directors of the Fund.

As compensation for its services, Centurion Counsel is entitled to a fee, payable within five days after the end of each fiscal quarter based on the Fund's average daily net assets as follows:

1.00% of the first $200-million of the Fund's average daily net assets
0.85% of average daily net assets between $200-million and $400-million
0.80% of average daily net assets between $400-million and $600-million
0.75% of average daily net assets between $600-million and $800-million
0.60% of average daily net assets between $800-million and $1-billion
0.50% of average daily net assets over $1-billion.

The percentage fee is calculated on the daily value of the Fund's net assets at the close of each business day. The foregoing fees are higher than fees paid by most other investment companies.

The Fund bears costs and expenses of its operation, other than those specifically required to be paid by Centurion Counsel under the Adviser
Agreement. These expenses include, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not full-time employees of Centurion Counsel, CGI, CISI or any of their affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage,expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by CISI under its Distribution
Agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and accounting services agents, and bookkeeping, auditing and legal expenses. The Fund also pays the fees and bears the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange
Commission, the expense of registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing Fund shareholders.

Under the Adviser Agreement, Centurion Counsel must reimburse the Fund, in an amount not in excess of the adviser fee otherwise payable by the Fund to the Adviser for such period, if and to the extent that the aggregate operating expenses of the Fund (including such fee but excluding interest expense, Rule 12b-1 Plan of Distribution fees, taxes, and brokerage fees and commissions) are in excess of 2.625% of the first $10 million of average net assets of the Fund, plus 1-1/2% of the next $20 million of average net assets, plus 1-1/4% of average net assets above $30 million. Centurion Counsel has agreed to waive such reimbursements for any fiscal year of the Fund in which this Adviser Agreement is last effective, subject to its right to end this obligation at the end of any Fund fiscal year.

For the year ended December 31, 1996, 1997, and 1998, Centurion Counsel earned $60,766, $92,281, and $72,126 respectively, in advisory fees from the Fund. For the year ended December 31, 1997, Centurion Counsel voluntarily waived $16,716 of the advisory fee even though expenses were not in excess of the expense limitation.

Accounting Services Agreement

CGI acts as the Fund's accounting services agent pursuant to the Accounting
Services Agreement (the "Accounting Agreement"). The Accounting Agreement was approved by the Fund's board of directors (including a majority of the directors of the Fund who are not parties to the Agreement, or interested persons of any such party, other than as directors of the Fund), and the shareholders of the Fund approved such Agreement on December 20, 1994. The
Accounting Agreement continues from year to year only if the Fund's directors approve it in the same way they approve the Adviser Agreement.
The Accounting Services Agreement may be terminated by either the Fund or CGI on 60 days' written notice to the other, and the Agreement terminates automatically in certain situations.

Under the Accounting Agreement, the Fund pays CGI a monthly fee equal on a annual basis to 0.15% of average net assets, provided that the Fund has agreed to pay an annual minimum accounting services fee of $18,000.
The Fund paid CGI accounting service fees of $18,000 for the years ended
December 31, 1996, 1997 and 1998. This fee is in addition to the fee payable by the Fund to Centurion Counsel pursuant to the Fund's Investment
Advisory Agreement. CGI maintains the books, accounts, records, journals and other records of original entry relating to the business of the Fund and performs certain daily functions in connection therewith.

Administration Agreement


CGI acts as transfer agent, dividend disbursing agent and administrative services agent for the Fund pursuant to the Administration Agreement effective January 1, 1995. Pursuant to this agreement, CGI will maintain the Fund's stock registers, process requested account registration changes, issue stock certificates, record redemptions and administer the payments of dividends by the Fund. For its services under this agreement, the Fund will pay CGI a separate fee per service provided as follows: $0.75 per account maintenance per month; $7.50 per dealer confirmation; $10.00 per wire transfer; and $50.00 per 1,000 customer statements per month. In addition, all out of pocket expenses incurred by CGI in connection with the rendering of services pursuant to the Administration Agreement will be reimbursed to CGI by the Fund. Such expenses will include, without limitation, postage, stationery, telephone service and any other expense involved in the handling of correspondence. These fees are in addition to the fees paid by the Fund to Centurion Counsel pursuant to the Adviser Agreement. For the years ended
December 31, 1996, 1997 and 1998, the Fund paid CGI, its administrative services agent, a fee of $3,417, $3,232, and $2,830 respectively.

The Administration Agreement was approved by the Fund's Board of Directors (including a majority of the directors of the Fund who are not parties to the agreement, or interested persons of any such party, other than as directors of the Fund) and by the shareholders of the Fund on December 20, 1994. The agreement continues from year to year only if the Fund's directors approve them in the same way they approve the Fund's
Investment Advisory Agreement. The Administration Agreement may be terminated by either the Fund or by CGI on 60 days' written notice to the other, and the Agreement terminates automatically in certain situations.

UNDERWRITING ARRANGEMENTS

As the Fund's principal underwriter, CISI sells the Fund's shares under the Distribution Agreement, as amended, dated January 1, 1995 and effective
November 6, 1996. Under the Distribution Agreement, CISI bears the costs of all advertising and promotion expenses in connection with the distribution of the Fund's shares (except those expenses assumed by the Fund's investment adviser). The Distribution Agreement was last approved by the board of directors of the Fund (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Fund) on February 5, 1999. The Fund's Distribution
Agreement may be terminated by either CISI or the Fund on 60 days' written notice to the other, and terminates automatically in certain situations. No front-end sales charges were paid in connection with the sales of the Fund's shares during the years ended December 31, 1996 and 1998. For the year ended December 31, 1997, the Fund paid CISI, as its principal underwriter, front-end sales charges of $412. No sales commissions were received by the Fund's principal underwriter for sales of the Fund's shares in 1996 or 1998.

Under the Distribution Agreement, CISI agrees to indemnify the Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by CISI only from persons affiliated with the Fund but not with CISI.

As compensation for its services, CISI receives a front-end commission in the case of Class A shares, a contingent deferred sales charge ("CDSC") in the case of Class B shares and 12b-1 fees in the case of Class A shares, Class B shares and Class C shares as described below.


Class A Shares

The Distributor receives a sales charge equal to 4.75% of the gross price of Class A shares it places which it may reallow to dealers through whom purchases are made in an amount equal to 0.40% of the amount invested.
Dealers which are reallowed ninety percent (90%) or more of the sales charges may be deemed to be underwriters for purposes of the Securities
Act of 1933. The Distributor may also pay broker-dealers, registered investment advisers, financial institutions (which may include banks) and other financial industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of such reallowance to dealers. Such financial institutions, other industry professionals and dealers are referred to as "Service
Organizations." In addition, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to dealers that sell shares of the Fund.

Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were further prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

Class B Shares

Class B shares which are redeemed within five years of purchase are subject to a CDSC at the rates set forth in the following table.

	Contingent Deferred Sales Charge Table
                                          Contingent Deferred Sales Charge
                                                        as a Percentage of
Year Since Purchase	                   Dollar Amount Subject to Charge

First                                                                4%
Second                                                               4%
Third	                                                               3%
Fourth                                                             2.5%
Fifth                                                              1.5%
Sixth                                                              None


The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. No CDSC is imposed on increases in net asset value above the initial purchase price or on Class B shares derived from reinvestment of dividends on capital gains distributions, other than Rule 12b-1 fees. The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.
Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.


In determining whether a CDSC is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC, second, of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third, of shares held longest during the five-year period. As an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon divided reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4% (the applicable rate in the second year after purchase).

The CDSC is waived on redemptions of Class B shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan,
(iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares".

A commission or transaction fee of 4% of the purchase amount will be paid by the Distributor to broker-dealers and other Service Organizations at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to Service Organizations that sell Class B shares of the Fund.

Class C Shares

Class C shares are offered at the next determined net asset value. Other than Rule 12b-1 fees, no front-end, deferred, or other sales charge is charged with respect to Class C shares.

Class D Shares

The Class D shares are sold at net asset value only to persons who are Adviser Professionals or Eligible Employees, as defined under "CAPITAL STOCK
AND OTHER SECURITIES" below. No front-end, deferred or other sales charge or Rule 12b-1 fees will be charged by the Fund with respect to the Class D shares.

12b-1 Fees


For each class of its shares, the Fund has adopted a Plan of Distribution pursuant to Rule l2b-1 under the Investment Company Act of 1940. The Plan of Distribution authorizes the Fund to pay Rule 12b-1 fees. As compensation for share distribution-related services it performs under its Distribution
Agreement with the Fund, CISI receives a fee from the Fund equal to 0.75 of 1% per year of the Fund's average daily net assets attributable to the Class B and Class C shares. In addition, CISI will receive as compensation for shareholder services it performs under its Shareholder Services Agent
Agreement with the Fund a fee from the Fund equal to 0.25 of 1% of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. These services include receiving and responding to shareholder inquires and requests for information regarding the Fund. CISI may, at its own expense, may provide additional compensation to dealers in connection with sales of Fund shares and servicing of Fund shareholders.

The Plan of Distribution for the Class C Shares was entered into on January 1, 1995 and for each of the Class A shares and Class B shares was entered into on November 6, 1996, the first date on which the Fund offered
Class A and Class B shares. CISI may reallow all or a portion of its 12b-1 fees to its representatives or to other broker-dealers who contract to provide shareholder services to their customers holding shares of the respective class.

These 12b-1 fees are to compensate CISI and the participating dealers for their sales of the Fund's shares, based on a percentage of the net assets of the Fund relating to the respective class for which such broker-dealers or registered representatives are responsible by reason of their sale of shares of the respective class, and to pay other advertising and promotional expenses in connection with the distribution of the shares of the respective class. CISI, at its expense, may also provide additional compensation to dealers in connection with sales of such shares of the Fund. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund and/or dealer-sponsored special events. In some instances, these incentives may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such shares. Such compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National
Association of Securities Dealers, Inc.

The Fund's Plans of Distribution provide for the indirect payment of distribution expenses by the Fund only as described above. The advertising and/or promotional expenses that may be paid for pursuant to the Fund's Plan of Distribution include, by way of example but not limitation, the costs of printing the prospectus, statement of additional information and shareholder reports provided to prospective investors; the preparation and distribution of sales literature; advertising of any type; allocated overhead and other expenses of the principal underwriter related to the distribution of the Fund's shares; and payments to and expenses of, officers, employees or representatives of the principal underwriter, of other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of the Fund's shares, including travel, entertainment, and telephone expenses.

Indirect or reimbursable expenses under the Plan do not include interest paid on amounts borrowed by Centurion Counsel to make the payments for which reimbursement is made. Also, there is no provision in the Plan of Distribution limiting payments to the amounts of actual distribution expenses or actual shareholder servicing expenses expended by CISI. If the Plan of Distribution were terminated or not continued, the Fund would not be contractually obligated to pay CISI for any expenses not previously reimbursed by the Fund.
However, the Fund could, in the sole discretion of its Board of Directors, determine to reimburse all or a portion of any such amounts.


Each of the Fund's Plans of Distribution contains, among other things, provisions complying with the requirements of Rule l2b-1. Rule l2b-1(b) provides that any payments made by the Fund in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule l2b-1(b)(1) requires that such plan be approved by a vote of at least a majority of the Fund's outstanding shares, and Rule l2b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the board of directors of the Fund and of the directors of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule l2b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule l2b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the plan or any related agreement shall provide to the Fund's board of directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the board of directors of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund. Rule l2b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule l2b-1. Rule l2b-1(c) provides that the Fund may rely upon Rule l2b-1(b) only if selection and nomination of the Fund's disinterested directors are committed to the discretion of such disinterested directors. Rule l2b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule l2b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

For the years ended December 31, 1996, 1997, and 1998, CISI, the Fund's principal underwriter, received $49,449, $72,691, and $62,985 in distribution service fees, pursuant to the Fund's Class C Plan of Distribution, the only
Plan of Distribution in effect prior to 1996.  During the year ended
December 31, 1997, the Fund's principal underwriter received $10.90 and $3.08 from the Fund pursuant to the Fund's Class A and B share Plan of Distribution, respectively.

Custodian; General Counsel; Auditors

Firstar Bank, NA, 425 Walnut Street, Cincinnati, Ohio, 45202-1118 acts as custodian of the Fund's assets. The custodian may, in conformity with applicable rules of the Securities and Exchange Commission, enter into sub-custodial arrangements with eligible foreign sub-custodians for the custody of any foreign securities held by the Fund.

Rushall & McGeever acts as the general counsel for the Fund.  Squire &
Company acts as the Fund's independent public accountants.

	BROKERAGE ALLOCATIONS AND OTHER PRACTICES

In effecting securities and commodities transactions, the Fund's investment adviser seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered together with other relevant factors.

The Fund expects to use affiliates of Centurion Counsel, including CISI, as brokers of the Fund's portfolio securities but only if the provisions of
Section 17(e) of the 1940 Act (and the rules thereunder) are complied with and only when, in the judgment of Centurion Counsel, the firm will be able to obtain a price and execution at least as favorable as other qualified brokers, and the transactions effected by the firm, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the firm, are not unfair or unreasonable to the shareholders of the Fund.

In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Fund that such commissions will, in the judgment of the Fund's investment adviser, be both at least as favorable as those which would be charged by other qualified brokers having comparable execution capability and at least as favorable as commissions contemporaneously charged by such broker-dealer on comparable transactions for its most favored unaffiliated customers, except for any customers of such broker-dealer considered by a majority of the disinterested directors (as described above) not to be comparable to the Fund. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on the transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

When selecting brokers, business may be placed with broker-dealers who furnish investment research services to Centurion Counsel or its affiliates.
Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows these persons to supplement their own investment research activities and enables them to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other broker-dealers who furnish research services, Centurion Counsel receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions. Centurion Counsel has not entered into any formal or informal agreements with any broker-dealers (except as noted above), and it does not maintain any "formula" which must be followed in connection with the placement of the Fund's portfolio transactions in exchange for research services, except as noted below. However, Centurion Counsel may maintain an informal list of broker-dealers which it may use as a general guide in the placement of the Fund's business, in order to encourage certain broker-dealers to provide it with research services which it anticipates will be useful to it. Because the list, if any, is merely a general guide which is to be used only after the primary criteria for the selection of broker-dealers (discussed above) have been met, substantial deviations from the list are permissible and may be expected to occur.
 Centurion Counsel will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Fund pays higher than the lowest commission rates available.

Subject to the policies set forth in the preceding paragraph and such other policies as the Fund's directors may determine, Centurion Counsel may consider sales of shares of the Fund and of other funds it may advise as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

During the years ended December 31, 1996, 1997, and 1998, $1,810,232,
$2,670,128, and $1,258,091 respectively, of the Fund's portfolio securities were purchased and sold through brokers or banks acting on a principal basis for which no commissions were charged, all of which were effected through brokers or banks unaffiliated with the Fund. During the years ended December 31, 1996, 1997 and 1998, the Fund paid a total of $34,994, $83,956, and $115,426 respectively, in brokerage commissions in connection with agency transactions; during 1996, 1997 and 1998, $9,051, $27,075, and $15,426 respectively, were paid to broker dealers who furnished investment research to the Fund's investment adviser. During 1996, 1997, and 1998, CISI and its affiliate, PIM, together, effected 75%, 82%, and 92% respectively, of the total dollar volume of transactions in which commissions were paid and received 74%, 66%, and 87% respectively, of such commissions.

CAPITAL STOCK AND OTHER SECURITIES

General

The Articles of Incorporation of the Fund authorize the Fund to issue Class
A, Class B, Class C and Class D shares pursuant to the Fund's Multiple Class Share
Plan (this "Plan"). The Plan was adopted by the Fund's Board of Directors and approved by a majority vote of the Fund's shareholders on August 6, 1996.

Under the Plan, the Fund is authorized to issue the Class A shares, the Class
B. shares, the Class C Shares, and the Class D Shares in accordance with the following. The Fund's Multiple Pricing System permits an investor to choose the method of purchasing shares. This is most beneficial for that investor's circumstances, including the amount to be purchased and the length of time the investor expects to hold the shares.

Class A Shares

Class A shares are sold at net asset value per share plus a maximum initial sales charge ("front-end sales charge") set from time to time by the Board of Directors of the Fund (the "Board"). Initially, the front-end charge on the Class A Shares shall be 4.75% of the offering price of the Class A Shares.
Class A shares are subject to an ongoing service fee ("shareholder services fee") at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. See "Purchase of Shares--Class A
Shares".

Class B Shares


Class B shares are sold at net asset value per share and are subject to a maximum contingent deferred sales charge if they are redeemed within five years of purchase. Initially, the maximum deferred sales charge shall be 4% of the redemption proceeds during the first year, declining each year thereafter to 0% after the fifth year. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares--
Class B Shares." Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" below for discussion on applicability of the conversion feature to Class B shares.

Class C Shares

Class C shares are sold at net asset value per share and are not subject to a front-end or a deferred sales charge.  Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares.  Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made.  The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.  See "Purchase of Shares--Class C Shares."

Class D Shares

Class D shares are sold at net asset value only to persons who qualify as an
Adviser Professional, Eligible Employee, or Eligible Account.  No front-end charge, deferred sales charge, service fees or distribution fees will be paid by the Fund with respect to the Class D shares.  The Adviser Professionals shall mean investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to the money to be invested in the Fund.  Eligible Employees shall mean (a) current or retired directors of the
Funds, current or retired employees of the Fund's adviser,  and any of its affiliated companies, spouses, minor children and grandchildren of the above persons, and parents of employees and parents of spouses of employees of the
Fund's adviser and any of its affiliated companies; (b) employees and registered representatives of Adviser professionals, banks and other financial institutions with selling group agreements with the Fund's principal underwriter, employees of such persons, and spouses and minor children of any such persons and (c) any trust, pension, profit sharing or other benefit plan for such persons.  Shares are also offered at net asset value to Eligible Accounts.  Eligible Accounts are accounts opened for shareholders by dealers where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Fund's principal underwriter if such redemption has occurred no  more than 15 days prior to the purchase of the Class D Shares, and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account.  Class D shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales-related expenses.

Conversion Feature

Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which they were purchased and, a Class A share, will no longer be subject to the distribution fee. Such conversion will be on the basis of the relative net asset value per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares that have been outstanding for a period of time sufficient for the Distributor to have been substantially compensated for distribution expenses related to the Class B shares from most of the burden of the ongoing distribution fee.


The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and any higher transfer agency costs with respect to Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue
Code, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversions of Class B shares may be suspended if such an opinion is no longer available.
In that event, no further conversions of Class B shares would occur, and such Class B shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's order to purchase was accepted.

Dividends

Dividends paid by the Fund with respect to Class A, Class B, Class C and
Class D shares will be calculated in the same manner at the same time on the same day, except that the ongoing service fees, distribution fees and/or any incremental transfer agency costs relating to Class A, Class B or Class C shares will be borne by the respective class. Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class or other mutual funds advised by the Adviser. See "Shareholder
Services/Transfers - Exchange Privilege."

For the purpose of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid on Class B shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's Fund account
(other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

Income and Expenses

The income and expenses of the Fund must be allocated among each class of shares as follow:

Separate Distribution Expenses. Each class of shares must, at all times, maintain a separate arrangement for shareholder services or the distribution services or both, and shall pay all of the expenses of that arrangement ("distribution expenses").

Allocation of Income, Realized and Unrealized Capital Gains and
Losses, and Expenses. Each class of shares must be allocated its pro-rata share of the Fund's income, realized and unrealized capital gains and losses, and expenses not allocated to a particular class on the basis of the net asset value of that class in relation to the net asset value of the Company. In the future, the Fund's Board of Directors may require one or more classes of Shares to pay a different share of expenses (other than advisory or custodial fees or other expenses related to the management of the Fund's assets) if such expenses are actually incurred in a different amount by a class, or if a class receives services of a different kind or to a different degree than other classes, provided any payments made pursuant to the foregoing shall be made pursuant to a written plan setting forth the separate arrangement and expense allocation of each class, and any related conversion features or exchange privileges.


Advisory Fees. Each class of shares shall pay the same advisory fee.


Waiver of Expenses. Expenses may be waived or reimbursed by the Fund's adviser, underwriter, or any other provider of services to the Fund.

Income, Capital Gains and Losses. Income, realized and unrealized capital gains and losses, and expenses of the Fund not allocated to a particular class pursuant to the foregoing:

(i)	Except as permitted in paragraph (ii) below,
shall be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund;

(ii)	If the Fund operates pursuant to Rule ? 270.2a-
7 under the 1940 Act (including the provision allowing the
calculation of net assets on an amortized cost basis), or declares distributions of net investment income daily and maintains the same net asset value per share in each class, may be allocated:

(aa)	To each Share without regard to class,
provided that the Fund has received undertakings from its
adviser, principal underwriter or any other provider of
services to the Fund, agreeing to waive or reimburse the
Fund for payments to such service provider by one or
more classes, as allocated under paragraph (i) above, to
the extent necessary to assure that all classes of the Fund
maintain the same net asset value per share; or

(bb)	On the basis of relative net assets
(settled shares).  For purposes of this subsection (e),
"relative net assets (settled shares)" are net assets valued in accordance with generally accepted accounting
principles but excluding the value of subscriptions
receivable, in relation to the net assets of the Fund.

The Shares shall have the following voting rights: (i) Each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (ii) Each class of shares has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class;
(iii) Each class of shares, except as provided herein, has in all other aspects the same rights and obligations as each other class.

Under the Fund's Articles of Incorporation, the Fund's Board of Directors may authorize one or more additional classes with any of the following rights or provisions.

(a)	An exchange privilege providing that shares of a class
may be exchanged for certain securities of another company.

(b)	Authorize and effect a conversion whereby the shares of
one class (the "purchase class") will be exchanged automatically for shares of another class (the "target class") after a specified period of time, provided that:

(i)	The conversion is effected on the basis of the
relative net asset values of the two classes without the imposition of any sales load, fee, or other charge;


(ii)	The expenses, including payments authorized
under a plan adopted pursuant to ? 270.12b-1 ("Rule 12b-1 plan"), for the target class are not higher than the expenses, including payments authorized under a Rule 12b-1 plan, for the purchase class; and

(iii)	If the amount of expenses, including payments
authorized under a Rule 12b-1 plan, for the target class is increased materially without approval of the shareholders of the purchase class, the Fund will establish a new target class for the purchase class on the same terms as applied to the target class before that increase.

Currently, only the Class B shares have such a conversion right.


(c) A conversion feature providing that shares of a class in which an investor is no longer eligible to participate may be converted to shares of a class in which that investor is eligible to participate, provided that:

(i) The shareholder is given prior notice of the proposed conversion; and

(ii) The conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee, or other charge.

The Plan is intended to meet the requirements of Rule 270.18f-3 promulgated under the 1940 Act.
Factors for Consideration

In deciding which class of shares to purchase investors should take into consideration their investment goals, amounts of present and anticipated investments and their individual investment time horizon and temperaments.
Investors should consider whether, during the anticipated life of their investment in the Fund the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge on Class A shares purchased at the same time and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Expense Synopsis" sets forth examples of the charges applicable to each class of shares.

Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to ongoing distribution fees and, for a five year period, being subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested (resulting from the non-payment of an initial sales charge) and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.


Class A shares may be appropriate for investors who prefer to pay the sales charge up front, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon.
Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and have a shorter-term investment horizon.

Under most circumstances, investments originally made in Class C shares will tend to have a slightly higher value upon liquidation than investments originally made in either Class A or Class B Shares, if liquidated within the first six (6) years after the date of the original investment due to the front-end sales charge on Class A Shares and the contingent deferred sales charges on Class B Shares. Under most circumstances, investment originally made in Class A Shares will tend to have a slightly higher value upon liquidation than investments originally made in Class C
Shares, if held for and liquidated, after approximately seven (7) years after the date of original investment because of higher Rule 12b-1 expenses charged to Class C Shares. This would also tend to be true for investments originally made in Class B Shares which are liquidated after eight years when they convert to Class A Shares. However, this will not be true in all cases and in the event the Fund experiences inconsistently negative widely fluctuating total returns, may differ.

The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years of purchase.
In the case of Class C shares, such distribution expenses will be reimbursed from the proceeds of the ongoing distribution fee. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A, Class B or Class C shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution fee with respect to Class B shares and the ongoing distribution fee with respect to Class C shares are the same as those of the initial sales charge with respect to Class A shares.
See "Distribution Plans". Class D shares will be more beneficial to the investor who qualifies for the purchase thereof.

The Directors of the Fund have determined that currently no conflict of interest exists between the classes of shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the Investment Company Act of 1940 (the "1940 Act") and state laws, will seek to ensure that no such conflict arises.

     RETIREMENT ACCOUNTS

The objectives of the Fund may make the shares of the Fund an appropriate investment for Tax-Sheltered Retirement Plans, including Individual
Retirement Accounts ("IRAs"), Keogh (HR-10) Plans (for self-employed individuals), qualified corporate pension or profit sharing plans (for employees) and Tax-Deferred Investment Plans (for employees of public school systems and certain types of charitable organizations).

IRAs are available from the Fund. Persons desiring information about the available IRAs or about any other of the plans referred to above should communicate with a CISI representative. All tax-sheltered retirement plans referred to above involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

	ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

As disclosed in the Prospectus, during certain emergencies, the board of directors of the Fund can suspend the computation of net asset value of the Fund, stop accepting payments for purchase of the Fund's shares or suspend the duty of the Fund to redeem its shares. There are only a few such emergency situations:

* The New York Stock Exchange closes for reasons other than the usual weekend and holiday closings, or trading on the Exchange is restricted as defined by the Securities and Exchange Commission.

* The Securities and Exchange Commission decides that for a certain period of time, disposal of the Fund's securities is not practical, or that it is not practical for the Fund to fairly value its net assets.

*   Other emergency periods declared by the Securities and Exchange
Commission under the provisions of the Investment Company Act of 1940.

The Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated above, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges. The Fund has filed with the Securities and Exchange Commission a notification of election pursuant to Rule
18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.

     TAXATION OF THE FUND


Since its inception the Fund has met, and the Fund intends to continue to meet, the requirements for regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"), and, if it meets these requirements, the Fund will not be liable for federal income taxes to the extent the Fund distributes its taxable income to its shareholders. To qualify as a regulated investment company, the Fund must meet certain tests of diversification of assets, source of income and other requirements of the Code.
However, the Fund's management reserves the right to depart from this policy whenever, in its sole judgment, it is deemed in the best interest of the Fund and its shareholders to do so. If the Fund fails to meet any of the Code requirements, the Fund will be subject to tax on its income as a regular corporation whether or not its income is distributed to its shareholders, and any such distributions will be taxable to the Fund's shareholders as ordinary dividends to the extent of its current and accumulated earnings and profits, regardless of whether such distributions were derived from the Fund's net long-term capital gains.

Under the Code, the Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Act for the calendar year over the amount actually distributed. Any undistributed amounts subject to corporate-level income tax, however, will not be subject to the excise tax. In order to avoid the imposition of the excise tax, the Fund must generally declare dividends by the end of the calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

Currently, individual shareholders are not able to exclude distributions by the Fund which are attributable to dividends earned by the Fund, and corporate shareholders are allowed to deduct 70% of such dividend distributions. Such a deduction by a corporate shareholder is limited to the portion of the Fund's gross income which is derived from dividends received from domestic corporations. Since it is anticipated that a portion of the Fund's net investment income may be derived from sources other than dividends from domestic corporations, a portion of its dividends may not qualify for this exclusion. Distributions designated as long-term capital gain distributions will be taxable as long-term capital gains, regardless of how long shares have been held, and will not be eligible for the dividends received deduction for corporate shareholders referred to above.

For federal tax purposes, if a shareholder transfers shares of the Fund for shares of Cash Equivalent Fund-Money Market Portfolio, such transfer will be considered a taxable sale of the first-purchased shares. Furthermore, if a shareholder uses the exchange privilege within ninety days of the purchase of the first-purchased shares, any sales charge incurred on the purchase of those shares cannot be taken into account for determining the shareholder's gain or loss on the sale of those shares to the extent any sales charge on the purchase of the later-acquired shares is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-purchased shares may be taken into account in determining his gain or loss on the eventual sale or exchange of the later-acquired shares.

The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. Further, in those states that have income tax laws, the tax treatment of the Fund and of shareholders in respect to distributions by the Fund may differ from Federal tax treatment. Prospective investors are advised to consult with their tax advisers concerning the application of state and local taxes to distributions by and investments in the Fund which may differ from the Federal income tax consequences described above.

     CALCULATION OF PERFORMANCE DATA


Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that the investor's shares when redeemed may be worth more or less than their original cost. In addition to advertising average annual total return and cumulative total return, comparative performance information may be used from time-to-time in advertising the Fund's shares, including data from Lipper Analytical
Services, Inc., the Dow Jones Industrial Average, the Standard & Poor's 500
Stock Index and other industry publications.

"Average annual total return" is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.

"Cumulative total return" is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares and the maximum sales load is deducted.

For more information regarding how the Fund's average annual total return and cumulative total return is calculated, see "Calculation of Performance
Data" in the Statement of Additional Information.

Average Annual Total Return

[Note - Hypothetical]

Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1+T)n = ERV

Where:       P    =     a hypothetical initial payment of $1,000;
             T    =     average annual total return;
             N    =     number of years; and
           ERV    =     ending redeemable value at the end of the period
                        of a hypothetical $1,000 payment made at the
                        beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

The following table sets forth the average annual total return for the Fund for the periods ended December 31, 1998, as set forth below:


	PERIODS ENDED DECEMBER 31, 1998



           One Year   Five Years   Ten Years   Since Inception

Class C    (10.21%)     (8.89%)     (4.91%)     Jan. 18, 1982
                                                     3.07%

Class A      (8.28)       ---         ---        Jan. 7, 1997
                                                    (9.02%)

Class B      (9.91)       ---         ---        Jan. 7, 1997
                                                    (7.54%)

Class D      (8.09%)      ---         ---        Dec. 6, 1996
                                                    (2.77%)



Cumulative Total Return

Cumulative total return is calculated by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                       ERV-P
                          CTR  =    (---------)100
                                         P

CTR  =   Cumulative total return

ERV  =   ending redeemable value at the end of the period of a
         hypothetical $1,000 payment made at the beginning of such
         period

P    =   initial payment of $1,000

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. The cumulative negative return for the Fund for the ten year period beginning on January 1, 1988 and ending on December 31, 1998 was 40.97%.

     LIMITATION OF DIRECTOR LIABILITY


Under Minnesota law, the director of the Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director
"shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). In February, 1987, Minnesota enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Fund were amended on April 28, 1988, to limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of "care" imposed upon a director.
 It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or recessionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such Act.

	ADDITIONAL INFORMATION

The Fund was originally incorporated under the name "IRI Stock Fund, Inc."
 The shareholders of the Fund, at a meeting held on May 10, 1989, approved an amendment to the Articles of Incorporation (the "Articles") of the Fund providing that the name "IRI Stock Fund, Inc." be changed to "Excel Value Fund, Inc." The shareholders of the Fund, at a meeting held on December 20, 1994, approved an amendment to the Articles providing that the name "Excel Value Fund, Inc." be changed to "Centurion T.A.A. Fund, Inc." On January 15, 1999, the shareholders of the Fund approved an amendment to the Article providing that the name
"Centurion T.A.A. Fund, Inc." be changed to "Centurion Counsel Funds, Inc." and that all outstanding shares of the Fund be reclassified as the "Centurion Counsel
Market Neutral Fund" series.


The Fund is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within 90 days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Fund. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

The Fund has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of
1933 and the 1940 Act, with respect to the common stock offered hereby.  This
Statement of Additional Information does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with rules and regulations of the Commission. The Registration
Statement may be inspected at the principal office of the Commission at 450
Fifth Street, N.W., Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.

    FINANCIAL STATEMENTS

The Fund's Financial Statements for the year ended December 31, 1998 are set forth below.

TABLE OF CONTENTS

INDEPENDENTS AUDITOR'S REPORT

FINANCAIL STATEMENTS:

    Statement of Assets and Liabilities

    Statement of Investment Securities

    Statement of Covered Call Options Written

    Statement of Securities Sold Short

    Statement of Operations

    Statement of Changes in Net Assets

    Notes to Financial Statements



                     INDEPENDENT AUDITOR'S REPORT



Board of Directors and Shareholders
Centurion T.A.A. Fund, Inc.
(formerly Excel Value Fund, Inc.)

We have audited the accompanying statement of assets and liabilities of Centurion T.A.A. Fund, Inc., including the statements of investment securities, covered call options written, and securities sold short as of December 31, 1998, and the related statement of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for the five years then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our precedures included confirmation of securities owned as of December 31, 1998, by correspondence with custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Centurion T.A.A. Fund, Inc., as of December 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for the five years then ended in conformity with generally accepted accounting principles.


Squire & Co.
/s/

February 5, 1999
Poway, California

CENTURION T.A.A. FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998


ASSETS

Investments in Securities, at value,
(identified cost $4,703,475)"						$	4,218,170

 Cash and Deposits							        308,854
 Receivables:
   Dividends							                7,350
   Interest							                     14,574
   Investment securities sold							  235,801
Margin Deposit for Securities Sold Short					1,872,161

          TOTAL ASSETS							      6,656,910

LIABILITIES

Covered Call Options Written, at market value,
(premiums received $107,602)							  191,200
Securities Sold Short, at market value,
(sales proceeds received $1,130,461)					1,162,849
 Payables:
   Accounts payable							         46,695
   Investment securities purchased						   51,739
   Fund shares redeemed							        270,067

          TOTAL LIABILITIES							1,722,550

NET ASSETS 						                       $4,934,360

Class A:
Net asset value and offering price per share
($7,757 divided by 2,549 shares outstanding)                      $   3.04
Class B:
Net asset value and offering price per share
($431 divided by 144 shares outstanding)                          $   3.00
Class C:
Net asset value and offering price per share
($4,166,397 divided by 1,391,770 shares outstanding)              $   2.99
Class D:
Net asset  value and offering price per share
($759,775 divided by 248,782 shares outstanding)                  $   3.05


  The accompanying notes are an integral part of the financial statements.


CENTURION T.A.A. FUND, INC.

STATEMENT OF INVESTMENT SECURITIES
December 31, 1998

Shares or		                      	     % of                Value
Principal			                       Net			 (Note 1)
Amount	Description	                 Notes Assets       Security	 Sector

	COMMON STOCKS                            46.3%

	CONSUMER PRODUCTS	                        6.0%
1,000	BEATRICE (TLC)                      (b)              $52,000
80	HERSHEY CREAMERY                                     200,000
2,000	SUNGLASS HUT                    (a) (b)               14,000
1,200	VLASIC FOODS INTL	                  (b)               28,500
                                                                     $294,500
	CONSUMER SERVICES                         1.8%
16,500ROCK BOTTOM	                        (b)               89,718
                                                                       89,718
	FINANCIAL SERVICES                        3.4%
2,600 CAL FED LITIGATION WARRANTS         (b)               32,175
12,000GOLDEN STATE LITIGATION WARRANTS    (b)               54,750
2,500 COAST FEDERAL LITIGATION WARRANTS   (b)               16,562
1,000 HANCOCK HOLDING                                       45,500
900	PIONEER GROUP                       (b)               17,775
                                                                      166,762
	HEALTH                                    4.5%
2,000 CARDIAC PATHWAYS	                  (b)                8,500
4,500 CYPROS                              (b)               13,219
2,000 GELTEX                          (a),(b)               45,250
4,000 GENZYME TISSUE                      (b)                9,000
1,500 LIGAND PHARMACTICAL                 (b)               17,437
5,000 LIPOSOME CO.                    (a),(b)               77,187
2,500 PERRIGO                             (b)               22,031
3,000	SCIOS, INC                          (b)               31,125
                                                                     223,749
	INDUSTRIAL PRODUCTS                        3.4%
3,300 BETHLEHEM STEEL                     (b)               27,637
75    BOSTON SAND & GRAVEL                (b)               24,375
1,200 GLATFELTER (PH)                     (b)               14,775
1,000 JEWETT CAMERON TRADING              (b)                5,062
27,600NORTHWEST STEEL & WIRE              (b)               17,250
13,200SOUTHERN ENERGY HOMES               (b)               80,850
                                                                    169,949
	INDUSTRIAL SERVICES                        5.6%
1,000 BAKER HUGHES                                          17,687
300   BOUYGUES OFFSHORE                                      3,187
1,100 CHEMED                                                36,850
2,000 CORRECTIONS CORP	                  (b)               35,000
2,000	EAGLE GEOPHYSICAL	                  (b)                7,750
140   FARMER BROTHERS                     (b)               29,960
40    GREY ADVERTISING	                                    14,560
2,140	OCTEL	(b)29,692
1,500	R&B FALCON	                        (b)               11,437
21,150TRANSCOASTAL MARINE                 (b)               62,789
2,500UNIFAB INTL                          (b)               20,000
1,000WORKFLOW MANAGEMENT                  (b)                6,625
                                                                    275,537
	INTERNATIONAL                              1.8%
5,000 EMERGING MEXICO                     (b)              $29,062
11,000LATIN AMERICA SMALLER CO                              61,875
								                                                            $90,937
	NATURAL RESOURCES                           2.6%
1,000 EURO NEVADA(CN)                                       16,190
1,220 FRANCO NEVADA(CN)                                     23,278
300   FREEPORT COPPER & GOLD                                 3,131
2,000 GULF CANADA RESOURCES               (b)                5,875
1,110 HOMESTAKE MINING                                      10,129
816	NEWMONT MINING                                        14,739
5,000 PAN AMERICAN SILVER                 (b)               25,000
58,000SUNSHINE MINING                     (b)               29,000
                                                                    127,342
	REAL ESTATE	                              13.5%
1,000 ALICO                                                 18,000
3,000 BODDIE NOELL PROPERTIES	                              31,313
5,250 CCA PRISON REALTY	                                    71,750
2,800 ENTERTAINMENT PROP TRUST                              47,600
2,600 ESSEX PROPERTY TRUST                                  77,350
185   HORIZON GROUP PROPERTIES                                 717
1,100 MERIDIAN INDUSTRIAL TRUST                             25,575
1,800 MIDAMERICA APARTMENTS                                 40,838
3,700 PRIME RETAIL                                          36,306
3,100 STORAGE TRUST REALTY                                  72,462
7,600 UNITED DOMINION                                       78,375
14,400UNITED INVESTORS REIT                                 97,200
1,800 WASHINGTON REIT                                       33,413
1,200	WEEKS CORP                                            33,825
                                                                    664,723
	TECHNOLOGY                                 3.7%
1,500 ADVANCED MICRO DEVICES             (b)                43,406
1,000 BRIGHTPOINT	                       (b)                13,750
1,000 EXCITE                        (a), (b)                42,063
3,300 INTERGRAPH                    (a), (b)                18,975
2,100 ROGUE WAVE SOFTWARE                (b)                18,375
1,600 SYSTEMS & COMPUTERS                (b)                22,000
5,000 WESTELL                            (b)                24,375
                                                                    182,944
       TOTAL COMMON STOCKS (COST $2,688,330)                      2,286,160

       PREFERRED STOCKS                           1.3%

2,900 PATINA OIL & GAS, 7.125%                              51,838
400   AMAX GOLD, 3.75%                                      14,400
      TOTAL PREFERRED STOCKS (COST $99,966)                          66,238

	OPTIONS AND WARRANTS                        24.9%

	CONSUMER PRODUCTS                            3.1%
4,000 CHS ELECT, JAN, 17 1/2, PUTS                           5,250
2,800 HON INDUSTRIES, FEB, 30, PUTS                         18,900
15,000PIER ONE, MAR, 5, CALLS       (a)                     67,500
4,000 ROSS STORES, FEB, 35, PUTS                             3,750
4,000 TELSAVE, JAN, 15, PUTS                                 4,500
1,600 UNILEVER, JAN, 50, CALLS      (a)                     53,200
2,000 ZALE CORP, FEB, 25, PUTS                                 500
                                                                    153,600
	CONSUMER SERVICES                            0.2%
4,000 CBS, JAN, 25, PUTS                                       250
1,000 FAMILY GOLF, FEB, 20, PUTS                             2,625
4,000 KLM, MAR, 30, PUTS                                     7,000
                                                                      9,875
	FINANCIAL SERVICES                           0.9%
4,000 CITIGROUP, JAN (01), 40, PUTS(a)                      23,750
4,000 ING, JAN, 55, PUTS                                     2,250
10,000LEHMAN BROS, APR, 25, PUTS                             3,750
2,000 TCF FINANCIAL, JAN, 25, CALLS(a)                       1,000
4,000 TORCHMARK, FEB, 45, PUTS                              13,750
                                                                     44,500
	HEALTH                                        3.8%
3,000 BECT DICSON, MAR, 35, CALLS                           25,125
2,000 BIOTIME, MAR, 10, PUTS                                 2,000
3,000 BMC SOFTWARE, FEB, 40, CALLS                          21,562
2,500 CENTOCOR, JAN(00), 25, CALLS  (a)                     57,812
3,000 SCHRING PLH, JAN 00, 30, CALLS(a)                     78,750
                                                                    185,249
	INDUSTRIAL PRODUCTS                            1.2%
1,100 CORNING GLASS, JAN, 30, CALLS                         16,637
2,000 AVNET, FEB, 55, PUTS                                   3,250
3,000 BOEING, JAN (01), 25, CALLS                           37,875
                                                                     57,762
	INDUSTRIAL SERVICES                            1.3%
4,000 BURLNGTN NORTH, JAN, 35, PUTS                          5,750
4,500 SCHLMBERGER, JAN(00), 40, CALLS(a)                    56,250
4,000 WASTE MANAGEMENT, JAN, 45, PUTS                        3,750
                                                                     65,750
	INTERNATIONAL                                   1.0%
2,800 TEL ARGEN, JAN, 37 1/2, PUTS                          26,950
2,800 TELCON ARGEN, JAN, 35, PUTS                           21,350
                                                                     48,300
	INDEXES                                         2.7%
5,000 DOW JONES, DEC (00), 80, PUTS                         35,625
10,000DOW JONES INDEX, DEC 00, 90, PUTS                     95,625
                                                                    131,250
	NATURAL RESOURCES                               1.2%
5,000 BARRICK GOLD, JAN(00), 15, CALLS  (a)                 32,811
10,000HOMESTAKE MINING, JAN(00), 10, CALLS(a)               27,500
26,900SUNSHINE MINING WARRANTS                                 420
                                                                     60,731
	TECHNOLOGY                                      9.6%
900   ALLIANT TECH, FEB, 60, CALLS                          20,362
2,000 CISCO, JAN (01), 45, CALLS      (a)                  112,500
2,700 CYPRESS SEMICONDUCTOR, MAR, 10, CALLS                  1,181
2,000 HEWLETT PACKARD, JAN(01), 45, CALLS(a)                59,500
2,000 INTEL, JAN (01), 60, CALLS         (a)               133,500
1,800 LUCENT, JAN (00), 60, CALLS        (a)                98,325
700   RAMBUS, FEB, 55, CALLS             (a)                29,531
600   SPRINT, JAN, 65, CALLS                                18,225
                                                                    473,124
       TOTAL OPTIONS AND WARRANTS (COST $1,190,428)               1,230,141

	FIXED INCOME                                   7.3%

	CORPORATE BONDS                                6.0%
100   AGNICO, CONVERTIBLE, 3.5%, DUE 1-27-04                60,000
40    GOLDEN BOOK, 7.65%, DUE 9-15-02                       11,800
50    NORTHWEST STEEL & WIRE, 9.5%, DUE  6-15-01            31,500
125   NOVA, CONVERTIBLE,  5.5%, DUE 1-15-00                101,093
1.006	MOUNTAIN STATES GTY MTG, 1-G, 9.4%,DUE 8-1-18          1,000
100   TRANSMARITIME, 8.5%, DUE 10-27-00                     91,000
                                                                    296,393
	U.S. GOVERNMENT AGENCY BONDS                   1.3%
23.75	FNMA G93-40 ZC, 6.5%, 12-25-23                        23,631
25.954FNR 91-56M, 6.75%, 6-25-21                            26,270
14.497FNMA 61G, 7.0%, 9-25-20                               14,474
                                                                     64,375
      TOTAL FIXED INCOME (COST $449,888)                            360,768

	COMMERCIAL PAPERS                              5.6%
275   GMAC COMMERCIAL PAPER, DUE 1-4-99                    274,863
      TOTAL COMMERCIAL PAPER (COST $274,863)                        274,863

	TOTAL INVESTEMENT IN SECURITIES                85.5%        4,218,170

	COVERED CALL OPTION SECURITES                  -3.9%         -191,200

	SECURITIES SOLD SHORT                         -23.6%       -1,162,849

	  NET INVESTMENT IN SECURITIES                 58.0%        2,864,121

	  CASH                                          6.3%          308,854

	  MARGIN DEPOSIT ON SECURITIES SOLD SHORT	     37.9%        1,872,161

	  OTHER ASSETS LESS LIABILITIES                -2.2%         -110,776

	            NET ASSETS                        100.0%       $4,934,360

  (a)  Call options have been written against this position.
  (b)  Non-income producing securities.
  (c) Total unrealized depreciation on investments consists of gross unrealized gains of $582,450 and gross unrealized losses of $1,186,866.



"CENTURION T.A.A. FUND, INC."

STATEMENT OF COVERED CALL OPTIONS WRITTEN
December 31, 1998


Shares or			                  % of		Value
Principal			                  Net		(Note 1)
Amount	Description		            Assets	Security	Sector

	CONSUMER PRODUCTS	                  -0.65%
-10,000PIER ONE, JAN, 10, CALLS                       $ -4,375
-5,000 PIER ONE, MAR, 7 1/2, CALLS                     -13,125
-2,000 SUNGLASS HUT, JAN, 7 1/2, CALLS                  -1,125
-1,600 UNILEVER, JAN, 75, CALLS                        -13,400
                                                                   $-32,025
	FINANCIAL SERVICES                  -0.02%
-4,000 CITIGROUP, JAN, 40, PUTS                           -750
                                                                       -750
	HEALTH                              -1.26%
-2,500 CENTOCOR, JAN, 40, CALLS                        -13,125
-2,000 GELTEX, JAN, 17 1/2, CALLS                      -10,375
-5,000 LIPOSOME, JAN 7 1/5, CALLS                      -38,750
                                                                    -62,250
	INDUSTRIAL SERVICES                 -0.07%
-1,500 SCHLUMBERGER, MAY, 55, CALLS                     -3,375
                                                                     -3,375
	NATURAL RESOURCES	                  -0.08%
-3,000 BARRICK GOLD, JAN, 25, CALLS                       -188
-4,000 HOMESTAKE, APR, 12 1/2, CALLS                    -2,500
-4,000 HOMESTAKE, JAN(99), 10, CALLS                    -1,000
-2,000 HOMESTAKE, JAN(99), 15, CALLS                      -125
                                                                     -3,813
	TECHNOLOGY                          -1.80%
-500  CISCO, JAN (00), 100, CALLS                       -8,562
-500  CISCO, JAN (00), 95, CALLS                        -9,500
-1,000EXCITE, JAN, 55, CALLS                              -625
-500  HEWLETT PACKARD, JAN, 70, CALLS                     -719
-1,200INTEL, JAN, 80, CALLS                            -47,100
-3,300INTERGRAPH, JAN, 7 1/2, CALLS                       -412
-1,000LUCENT, JAN, 90, CALLS                           -20,625
-700  RAMBUS, JAN, 105, CALLS                           -1,444
                                                                    -88,987
	  TOTAL                             -3.87%                  $-191,200


"CENTURION T.A.A. FUND, INC."

STATEMENT OF SECURITIES SOLD SHORT
December 31, 1998


Shares or                         % of                Value
Principal                         Net			       (Note 1)
Amount	Description           Assets              Security     Sector

	CONSUMER PRODUCTS	          -4.29%
-2,000 EXIDE, JAN, 15, PUTS                            $-1,125
-5,000 EXIDE                                           -81,250
-2,100 JOSTENS                                         -54,862
-4,300 SEATTLE FILM WORKS                              -19,887
-4,300 SEATTLE FILM, JAN, 5, PUTS                       -2,687
-4,000 BOOKS A MILLION                                 -52,000
                                                                 $-211,811
	CONSUMER SERVICES           -3.66%
-2,000 DATA TRANS NETWORK, FEB 25, PUTS                 -2,625
-2,000 DATA TRANS NETWORK, JAN, 25, PUTS                  -875
-4,000 DATA TRANSMISSION NETWORK                      -115,500
-2,000 SYLVAN                                          -61,000
-2,000 SYLVAN, JAN, 25, PUTS                              -500
                                                                  -180,500
	FINANCIAL SERVICES           -2.83%
-2,000 ASTORIA FINANCIAL	                         -91,500
-2,000 TCF FINANCIAL                                   -48,375
                                                                  -139,875
	HEALTH                       -1.03%
-1,500 CURATIVE                                        -50,250
-3,000 SCHERING PLOUG JAN 60 C	                      -750
                                                                   -51,000
      INDUSTRIAL PRODUCTS          -1.49%
-1,800YORK INTERNATIONAL                               -73,463
                                                                   -73,463
	INDEXES                      -1.08%
-10,000DOW JONES INDEX, JAN, 85, PUTS                   -1,875
-5,000 WEBS - MEXICO                                   -51,250
-5,000 DOW JONES INDEX, JAN, 80, PUTS                     -313
                                                                   -53,438
	INDUSTRIAL SERVICES          -1.97%
-2,400 INTERNATIONAL SPEEDWAY                          -97,200
                                                                   -97,200
	TECHNOLOGY                   -7.21%
-3,000 APPLE COMPUTER, JAN, 32 1/2, PUTS                  -750
-3,000 APPLE COMPUTER                                 -122,813
-4,800 CYBERIAN OUTPOST                               -132,000
-2,000 CYBERCASH, JAN 15, PUTS                          -3,250
-4,100 CYBERCASH                                       -61,500
-2,000 MULTIPLE ZONE                                   -35,250
                                                                   -355,563
	  TOTAL                     -23.57%                       $-1,162,849




CENTURION T.A.A. FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998


INVESTMENT INCOME

 Dividends	                                          $ 75,042
 Interest	                                           149,089

   Total investment income                                       224,131

EXPENSES

 Investment advisory fees                            $ 72,126
 Distribution expenses                                 62,985
 Registration and filing fees	                          9,806
 Fund accounting fees                                  23,982
 Custodian fees and expenses                           40,441
 Audit fees and expenses                                5,400
 Directors' fees and expenses	                         12,014
 Transfer agent fees                                    2,830
 Insurance                                              1,953
 Other expenses	                                      5,693

   Total expenses	                                              237,230

Fees and Expenses Absorbed by Investment Advisor         -

   Net expenses                                                 237,230

   Net investment income (loss)                                 -13,099

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES

  Net realized loss on investments                             -538,729
  Change in unrealized depreciation of investments for the year-101,802

  Net loss on investments                                      -640,531

Net Decrease in Net Assets Resulting from Operations		$  -653,630


The accompanying notes are  an integral part of the financial statements.


CENTURION T.A.A. FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                       1998         1997

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)	                        $-13,099	$3,312
 Net realized gain (loss) on investments              -538,729   -60,487
 Net change in unrealized depreciation of investments	-101,802  -406,598

   Net increase (decrease) in net assets resulting
from operations		                             -653,630   -463,773

Class C:
 Distribution to shareholders:
   Net investment income                               -12,145      -


CAPITAL SHARE TRANSACTIONS: (NOTE 5)
 Increase from capital shares sold                     365,679  1,783,727
 Increase from capital shares reinvested	              12,145      -
 Decrease from capital shares repurchased           -3,047,343 -2,744,423

  Net increase (decrease) from capital share
transactions                                        -2,669,519   -960,696

Total increase (decrease) in net assets             -3,335,294 -1,424,469

NET ASSETS
 Beginning of period                                 8,269,654  9,694,123

 End of period (includes no undistributed investment
income)                                             $4,934,360 $8,269,654


The accompanying notes are an integral part of the financial statements.



NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund commenced operations in January 1982. At the shareholder meeting on December 20, 1994, the shareholders voted to change the name of the fund to Centurion T.A.A. Fund, Inc. ("Fund") from Excel
Value Fund, Inc.  The Fund is registered under the Investment Company
Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to achieve long-term investment return, including both capital appreciation and current income, consistent with reasonable risk.

	At the shareholder meeting on August 6, 1996, the shareholders approved the Fund to offer Class A, Class B, Class C and Class D shares, each of which has equal rights as to assets and voting privileges.
Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differ in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

	At the shareholder meeting on January 15, 1999, the shareholders voted to change the name of the fund to Centurion Counsel Funds, Inc.
from Centurion T.A.A. Fund, Inc. Also, shareholders approved to reclassify each of the Fund's outstanding Class A shares, Class B shares, Class C shares, and Class D shares as the series entitled Centurion
Market Neutral Fund Class A shares, Class B shares, Class C shares, and
Class D shares, respectively.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Portfolio Valuation:
The Fund calculates its net asset value and completes orders to purchase, exchange or repurchase its shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Investments in securities traded on major exchanges are valued at the last quoted sales price on that exchange where such securities are primarily traded.  Securities traded in the over-the-counter market are valued at the last sales price.  Over-the-counter and listed securities that have not been traded on a certain day are valued at the average between the last bid and asked price.  If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's Board of Directors.  Debt securities are valued in
accordance with the procedures above.   Short-term securities are stated at
amortized cost (which approximates market value) if maturity is 60 days or less, or at market value if maturity is greater than 60 days.


Security Transactions and Related Investment Income:
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income.

Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes:
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforwards totaling $313,324 which begin to expire in 2002.

Distributions to Shareholders:
Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

Restricted Securities:
The Fund is permitted to invest in privately placed restricted securities.
These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Cash Deposits:
At December 31, 1998 the Fund had cash on deposit at one financial institution of $308,854. Thus, all cash amounts over the maximum Federal Deposit Insurance
Corporation coverage are not insured. From time to time, the Fund evaluates the credit worthiness of the financial institution and considers alternatives.


NOTE 2. NET ASSETS

At December 31, 1998, net assets consisted of:

Net proceeds from capital stock                             $ 6,622,910
Unrealized depreciation of securities                          (520,818)
Unrealized depreciation of covered call options written         (83,598)
Excess distributions over accumulated net income               (349,520)
Undistributed net realized loss from security transactions     (734,614)
                                                            $ 4,934,360

NOTE 3. COVERED CALL OPTIONS WRITTEN

As of December 31, 1998, portfolio securities valued at $1,162,849 were held by the custodian in connection with covered call options written by the Fund.

NOTE 4. PAYMENTS TO RELATED PARTIES

Centurion Counsel, Inc. ("Centurion") is the Fund's investment manager.
The Fund pays investment management fees to Centurion at the annualized rate of 1.00% on the first $200 million of average daily net assets of the Fund, 0.85% on the next $200 million, 0.80% on the next $200 million,
0.75% on the next $200 million, 0.60% on the next $200 million and 0.50%
on amounts over $1 billion.   These fees are computed daily and paid
quarterly and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed 3.625%
based on the average total net asset value of the Fund.  During the year ended December 31, 1998 Centurion received investment management fees of $72,126.

Centurion Institutional Services, Inc. ("CISI"), an affiliate of Centurion, serves as the Fund's distributor. The Fund offers Class A, Class B,
Class C and Class D shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. CISI collects the sales charges imposed on the sale of Class A shares, and re-allows a portion of such charges to dealers who sold the shares. During the year ended December 31, 1998, no shares of Class A shares were sold. CISI also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.


Class B shares are not subject to initial sales charges. When Class B shares are sold, CISI from its own resources pays commissions to dealers who sell these shares. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSC") upon redemption, in accordance with the Fund's current prospectus. During the year ended December 31, 1998, no shares were sold and there were no redemptions of Class B shares, accordingly, CISI did not collect any CDSC charges. In addition, CISI makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Class D shares are not subject to initial sales charges, CDSC, service fees or distribution fees. These shares are only available to Advisor professionals and eligible employees of the Fund, Centurion and its affiliates or service organizations.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's
Class A shares ("Class A Plan"), Class B shares ("Class B Plan"), and
Class C shares ("Class C Plan"), pursuant to which the Fund reimburses CISI for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts.

Pursuant to the Fund's Class B Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

Pursuant to the Fund's Class C Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class C shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class C shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class C Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect. During the year ended
December 31, 1998, CISI received servicing and distribution fees from the Fund of $62,985.

CISI also executes some of the Fund's portfolio transactions. During the year ended December 31, 1998, CISI received commissions of $100,811 from the Fund for this service.


Centurion Group, Inc. ("CGI"), an affiliate of Centurion and CISI, is the administrator and transfer agent of the Fund. CGI is paid an account maintenance fee of $0.75 per account per month, a customer statement fee of $50 per 1,000 statements and other miscellaneous charges and expenses.
During the year ended December 31, 1998, CGI received transfer fees of $2,830 from the Fund.

CGI is also the accounting agent for the Fund. The monthly fee for these services paid to CGI is 0.15% of the Fund's average daily net assets with a minimum fee of $18,000 per year. During the year ended December 31, 1998, CGI received accounting fees of $18,000 from the Fund.

The Fund pays each of its Directors who is not an employee, officer or director of Centurion or any affiliate a $200 annual retainer and $400 for each meeting of the Board or any committee thereof attended by the Director.
In addition the Fund pays each Director's expenses to attend the meetings.

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) were $23,041,000 and $25,885,000, respectively. Net loss on investments for the year ended December 31, 1998 was $640,531. That amount represents the net decrease in value of investments held during the year. The components are as follows:

                              Realized    Unrealized        Net
	Long Position         $  (84,887)  $   37,806     $  (47,081)
	Covered Calls Written   (448,500)    (107,220)      (552,720)
	Short Position            (5,342)     (32,388)       (37,730)
                            $ (538,729)  $ (101,802)    $ (640,531)

As of December 31, 1998, the unrealized depreciation on investments consists of gross unrealized gains of $582,450 and gross unrealized losses of $1,186,866.

As of December 31, 1998, securities sold short (at market value) totaled
$1,162,849. The Fund has established a segregated margin deposit to account for cash greater or equal in value to the securities sold short. The margin deposit is held be the Fund's custodian and totals $1,872,161 at December 31, 1998.




NOTE 6. CAPITAL SHARE TRANSACTIONS

As of December 31, 1998, there were 100,000,000 shares of the Company's common stock authorized, at $0.01 par value. Transactions in capital stock of the Fund for the years ended December 31, 1998 and 1997 were as follows:

                    December 31, 1998             December 31, 1997
                     Shares      Amount          Shares       Amount
Class A shares:
Shares sold             0       $   0             2,563       $8,664
Shares issued in
   reinvestment
   of dividends         0           0                0             0
                        0           0             2,563        8,864
Shares redeemed         0           0               (14)         (88)

   Net increase         0       $   0             2,549  	 $ 8,576

Class B shares:
Shares sold             0       $   0               144      $   500
Shares issued in
   reinvestment
   of dividends         0           0                 0            0
                        0           0               144          500
Shares redeemed         0           0                 0            0

   Net increase         0       $   0               144  	 $   500

Class C shares:
Shares sold	       55,157    $188,539           385,499  $ 1,341,181
Shares issued in
   reinvestment
   of dividends         0           0                 0            0
                   55,157     188,539           385,499    1,341,181
Shares redeemed  (854,747) (2,722,413)         (434,885)  (1,494,774)

   Net decrease  (799,590)$(2,533,874)          (49,386)   $(153,593)

Class D shares:
Shares sold	       54,073    $177,140           123,388     $433,381
Shares issued in
   reinvestment
   of dividends     3,520      12,145                 0            0
                   57,593     189,285           123,388      433,381
Shares redeemed   (98,505)   (324,929)         (359,188)  (1,249,561)

   Net decrease   (40,912)  $(135,644)         (235,800)   ($816,180)


NOTE 7. PER SHARE INFORMATION

Selected data for each share of capital stock outstanding throughout the period is as follows:



		                              Class A              Class B
		                              Shares               Shares

Per Share Operating Performance:		1998   1997 (c)	   1998     1997 (c)

"Net asset value, beginning of period"   $3.35	$3.65		$	3.33 $3.65

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                0.02    -              -0.01   -
Net gains  (losses) on investments
	(both realized and unrealized) (d) -0.33  -0.30	           -0.32 -0.32

Total From Investment Operation          -0.31	 -0.30           -0.33	-0.32

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income    -      -                -        -
Distributions from capital gains	    -      -                -        -

al Distributions                        -      -                -        -

Net asset value, end of period        $3.04   $3.35             $3.00  $3.33

TOTAL RETURN (e)                      -8.28%  -8.47%            -9.91% -4.39%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                          $   8   $   8              $   1  $   1
Ratios to net assets
Expenses, before waiver of fees       3.67%   2.38%              3.42%   2.84%
Expenses, after waiver of fees        3.67%   2.15%              3.42%   2.60%
Net investment income                -2.85%   0.64%             -3.60%   0.19%
Portfolio Turnover Rate	            522.88% 234.67%            522.88%  234.67%
Number of Shares Outstanding
	at End of Period (000 Omitted)     3        3                  0          0


		Class C Shares (a)

                                            For the years ended December 31,
Per Share Operating Performance:		1998    1997     1996     1995     1994

"Net asset value, beginning of period"	$3.33   $3.51    $3.34   $3.43     $4.55

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)			-0.01	  -0.01    -0.03   -0.05     -0.18
Net gains  (losses) on investments
	(both realized and unrealized) (d)	-0.33	  -0.17     0.20   -0.04     -0.94

Total From Investment Operation     -0.34   -0.18     0.17   -0.09     -1.12

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income   -        -        -       -          -
Distributions from capital gains       -        -        -       -          -

Total Distributions                    -        -        -       -          -
"Net asset value, end of period      $2.99    $3.33    $3.51   $3.34      $3.43

TOTAL RETURN (e)                    -10.25%   -5.13%    5.16%  -2.62%    -28.01%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                       $4,166   $7,288   $7,855  $4,370     $ 452
Ratios to net assets
Expenses, before waiver of fees       3.42%    3.14%   3.54%   4.82%      9.04%
Expenses, after waiver of fees        3.42%    2.91%   3.54%   3.53%      6.00%
Net investment income                -3.60%   -0.11%  -0.43%   0.17%     -4.78%
Portfolio Turnover Rate	            522.88%  234.67% 129.20%  57.20%    148.21%
Number of Shares Outstanding
At End of Period (000 Omitted)        1,392     2,191  2,241    1,309       132



		Class D
		Shares

Per Share Operating Performance:          1998	  1997      1996 (b)

Net asset value, beginning of period      $3.36   $3.51      $3.46

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                 0.02    0.01         -
Net gains  (losses) on investments
	(both realized and unrealized) (d)  (0.33)  (0.16)      0.05

Total From Investment Operation           (0.31)  (0.15)      0.05

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income       -        -          -
Distributions from capital gains           -        -          -

Total Distributions                        -        -          -

Net asset value, end of period           $3.05 $ 3.36        $3.51

TOTAL RETURN (e)                         -8.09% -4.27%       -5.16%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period  ($000 Omitted) $760  $972          $1,839
Ratios to net assets
Expenses, before waiver of fees           2.42%   2.20%         2.13%
Expenses, after waiver of fees            2.42%   1.97%         2.13%
Net investment income                    -2.60%   0.82%         0.00%
Portfolio Turnover Rate	                522.38% 234.67%       129.20%
Number of Shares Outstanding
	at End of Period (000 Omitted)      249     290           524


(a)	All capital shares issued and outstanding as of
      November 6, 1996 were reclassified as Class C Shares
(b)	For the period December 9, 1996 (effective date) to December 31, 1996.
(c)	For the period January 7, 1997 (first sale date) to December 31, 1997.
(d)	Allocated between Net Investment Income and Net Gains or (Losses)
      on Securities based on monthly weighted average shares outstanding.
(e)	Total return measures the change in value of an investment over the periods indicated.  It is not annualized. It does not include the maximum front end sales charge or contingent deferred sales charge.






